                                                                    EXHIBIT 10.3

                                PREFERRED STOCK,

                              SUBORDINATED NOTE AND

                                     WARRANT

                              PURCHASE AGREEMENT



                       NETCO COMMUNICATIONS CORPORATION

                                      and

                                 WORLDCOM INC.



                               November 14, 1996

                    PREFERRED STOCK, SUBORDINATED NOTE AND
                          WARRANT PURCHASE AGREEMENT

     Preferred Stock, Subordinated Note and Warrant Purchase Agreement (herein "Agreement") made this fourteenth day of November 1996, by and between NETCO COMMUNICATIONS CORPORATION, a Minnesota corporation, having its principal place of business at 102 Union Plaza, 333 North Washington Avenue. Minneapolis, Minnesota 55401 ("NETCO") and WORLDCOM INC., a Georgia corporation, having its principal place of business at 515 East Amite Street, Jackson, Mississippi 39201 ("WCOM").

                                 WITNESSETH:

     Whereas, NETCO is engaged in the development and implementation of high speed, digital data transportation delivery and ancillary data storage and remote proofing services addressed initially to the printing and prepress industries, and requires significant permanent financing to accomplish such development and implementation; and

     Whereas, WCOM is engaged in the sale and marketing of voice and data transmission over its multinational communications infrastructure; and

     Whereas, WCOM and NETCO are parties to a certain Convertible Note Purchase Agreement dated September 12, 1996 (the "Convertible Note Agreement") pursuant to which WCOM purchased from NETCO a 10% Convertible Subordinated Note due September 30, 1999, (the "Convertible Note") in principal amount of Five Million Dollars ($5,000,000); and

     Whereas, NETCO and WCOM each desire that WCOM increase its investment in NETCO to finance and facilitate the deployment and implementation of NETCO's services over WCOM's communications infrastructure; and

     Whereas, NETCO and WCOM each desire that NETCO secure the continued employment of certain key managerial employees of NETCO and that NETCO provide for appropriate incentives for other current and future employees of NETCO; and

     Whereas, NETCO and WCOM each desire that WCOM have temporary majority control of NETCO's board of directors in order to secure NETCO's repayment of obligations incurred pursuant to this Agreement; and

     Whereas, NETCO and WCOM each desire to provide for the possible future acquisition by WCOM of a majority ownership interest in NETCO, and that the number of Warrants provided for herein, subject to the provisions and conditions of this Agreement, shall be sufficient for that purpose until the time those Warrants shall be exercised or expire; and

     Whereas, NETCO and WCOM each desire to provide, in the event of WCOM's future acquisition of a majority ownership interest in NETCO, for the future liquidity of other owners of minority ownership interests in NETCO;

     Whereas, NETCO is agreeable to selling to WCOM, and WCOM is agreeable to purchasing from NETCO, pursuant to the terms and conditions of this Agreement, the Preferred Stock, the Subordinated Promissory Note and the Common Stock Purchase Warrants as provided in this Agreement;

     NOW THEREFORE, in consideration of the foregoing premises, and of the consideration provided herein, the parties agree as follows:

                    I. PURCHASE AND SALE OF PREFERRED STOCK

     1.01 Purchase and Sale of the Preferred Stock. Subject to the terms and
          ----------------------------------------
conditions set forth in this Agreement, WCOM hereby purchases from NETCO, and NETCO hereby sells to WCOM for the price of Ten Dollars ($10) per share, One Hundred Thousand Shares of NETCO's newly authorized Class A Preferred Shares (the "Preferred Stock") having a par value of Ten Dollars ($10) per share.

     1.02 Duration, Rights and Preferences of the Preferred Stock. The Preferred
          -------------------------------------------------------
Stock shall have a duration continuing until December 31, 1999, at which time the Preferred Stock shall be redeemed by NETCO for par value together with any accumulated and then unpaid dividends, and shall be thereafter retired by NETCO. The Preferred Stock shall have and enjoy for its duration the rights and preferences, including the right to elect a majority of NETCO's board of directors, as are set forth in the "Statement of Rights and Preferences of Class A Preferred Shares" appended to this Agreement as Exhibit 1 and incorporated herein by this reference.

                              II. LOAN AGREEMENT

     2.01 The Loan. (a) Subject to the terms and conditions set forth in this
          --------
Agreement, WCOM will loan to NETCO an amount not exceeding Twenty Eight Million Five Hundred Thousand Dollars ($28,500,000) (the "Loan"). The Loan will
                                                  ----

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be made in an initial disbursement ("Initial Disbursement") of Nineteen Million
Dollars ($19,000,000) at Closing, and, upon request of NETCO, in subsequent disbursements ("Future Disbursements") not exceeding Five Hundred Fifty Four Thousand One Hundred Sixty Seven Dollars ($554,167) on the first of the Funding Dates (as hereinafter defined) and not exceeding Three Hundred Thirty Two Thousand Dollars ($332,500) on each of the subsequent Funding Dates.

           (b) The Funding Dates for Future Disbursements of the Loan shall occur not more frequently than once each calendar quarter, commencing with the calendar quarter ending March 31, 1997. Each Future Disbursement shall be made by WCOM to NETCO upon receipt of a notice (the "Funding Notice") from NETCO,
                                                --------------
signed by an officer of NETCO authorized by the board, requesting the Future Disbursement. The amount of each such Future Disbursement shall be delivered by WCOM to NETCO in immediately available funds by wire transfer to an account designated by NETCO in the Funding Notice. Each Funding Notice shall be in form of the Funding Notice attached to this Agreement as Exhibit 2.

     2.02. 7% Subordinated Note. The Loan shall be evidenced by the 7%
           --------------------
Subordinated Note ("Subordinated Note") attached to this Agreement as Exhibit 3. The Loan shall be governed by the terms of the Subordinated Note, and shall bear interest and be repayable in accordance therewith in the principal amount of the sum of the Initial Disbursement and all Future Disbursements made by WCOM to NETCO.

                      III. PURCHASE AND SALE OF WARRANTS

     3.01  Purchase and Sale of the Warrants. Subject to the terms and
           ---------------------------------
conditions set forth in this Agreement, WCOM hereby purchases from NETCO, and NETCO hereby sells to WCOM for price of One Cent ($.01) each, Common Stock Purchase Warrants entitling WCOM to purchase until December 31, 2000, up to Four Million One Hundred Fifty Seven Thousand Five Hundred (4,157,500) shares of NETCO's authorized and unissued Common Stock, par value $.01 per share, at an initial exercise price of Four Dollars Eighty One Cents ($4.81) per share, subject to adjustment, and upon the additional terms and conditions, set forth in the "Common Stock Purchase Warrant" in form appended to this Agreement as
Exhibit 4 and incorporated herein by this reference.

                      IV. CONTEMPLATED FUTURE TRANSACTION

     4.01  Intentions. NETCO and WCOM intend to provide, in accordance with the
           ----------
terms of this Agreement, for the liquidity of investment by minority shareholders of NETCO and by others who hold interests exercisable or convertible into shares of NETCO's common Stock. In view of that intention, NETCO and WCOM desire to provide alternatives that will allow, in light of future

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circumstances as they may now be foreseen, for the liquidity of investment by such minority interest holders of NETCO. Provided, however, nothing herein contained shall be deemed to create any obligation by WCOM to purchase any securities, rights or interests of any kind in NETCO, or to assure a market or value thereafter, except as may be expressly stated herein.

     4.02  Tender or Buy-Back. (a) Unless NETCO shall be a publicly held company
           ------------------
then required to file periodic reports under Section 13(a) or 15(d) of the Securities Exchange Act of 1934 with its Common Stock listed for trading on the NASDAQ Small Cap Market, the NASDAQ Stock Market or on a national securities exchange, then, during calendar year 2000, WCOM, in accordance with the provisions of this Section 4.02, shall either (i) tender for the purchase of all outstanding shares of NETCO Common Stock and all outstanding options, warrants, convertible securities and other rights or interests to purchase shares of NETCO Common Stock, or (ii) sell to NETCO the Common Stock Purchase Warrants and/or the shares acquired upon exercise thereof or upon conversion of the Convertible Note as may be then owned by WCOM.

     (b) NETCO's management and Board of Directors shall obtain during calendar year 2000 from a nationally recognized investment banking firm a valuation of the fair market value per share of NETCO's Common Stock without a premium allocated for any controlling ownership of NETCO. Provided, however, if such valuation has not been obtained by NETCO's management and Board of Directors by June 30, 2000, holders of at least Eight Hundred Thousand (800,000) shares of NETCO's Common Stock may apply jointly to the Chief Judge of the Hennepin County District Court, Hennepin County Minnesota, for appointment of a nationally recognized investment banking firm to promptly determine and report such valuation, and all fees, costs and expenses incurred in connection with such application, including fees and expenses of counsel chosen by such shareholders to make the application and the fees and expenses of the investment banking firm chosen by the Court, shall be borne by NETCO. The Court shall retain jurisdiction until such valuation shall have been reported, and the Court shall be empowered to order any party to this Agreement, its officers, agents and employees to furnish any information necessary to establish and report such valuation. For purposes hereof, the valuation established pursuant to this
Section 4.02(b) shall be referred to as the "Tender Valuation."

     (c) Upon receipt of the Tender Valuation, WCOM may tender (the "First Tender") to purchase (i) all outstanding shares of Common Stock of NETCO and
(ii) all outstanding options, warrants, convertible securities and other rights or interests to purchase shares of NETCO Common Stock held by persons other than WCOM or any of its affiliates (excluding only such affiliates of WCOM whose affiliation with WCOM arise solely from their affiliation with NETCO). The First Tender may be in the form of cash, unrestricted WCOM common stock issued pursuant to an effective registration statement under the Securities Act of 1933, or a combination thereof. The First Tender for each share of Common Stock shall be at a price at least equal to

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the per share valuation obtained pursuant to Section 4.02(b) hereof; and the
First Tender for all other rights or interests to purchase NETCO Common Stock shall be the same price offered for each share of NETCO Common Stock less the amount payable pursuant to such right or interest to purchase a share of NETCO Common Stock. The First Tender shall remain open for acceptance for at least thirty (30) days but not longer than sixty (60) days. For purposes hereof, "affiliate" shall have the meaning ascribed in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

     (d) WCOM shall sell, and NETCO shall purchase for the price ("NETCO Purchase Price") specified below, the Common Stock Purchase Warrants and/or shares of Common Stock theretofore issued to WCOM upon exercise thereof or upon conversion of the Convertible Note upon occurrence of the following circumstances:

     (i) WCOM fails to make the First Tender within ninety (90) days following receipt of the Tender Valuation provided in section 4.02(b) hereof; or

     (ii) owners of a majority of the then outstanding shares of NETCO Common Stock (excluding shares which may be owned by WCOM or its affiliates) reject WCOM's First Tender, and WCOM makes no Second Tender as provided hereinafter; or

     (iii) owners of a majority of the then outstanding shares of NETCO Common Stock (excluding shares which may be owned by WCOM or its affiliates) reject WCOM's Second Tender as provided hereinafter.

In the event owners of a majority of the then outstanding shares of NETCO (excluding shares which may be owned by WCOM and its affiliates) reject WCOM's First Tender, WCOM shall have sixty (60) days following such rejection to again tender (the "Second Tender") to purchase the same outstanding shares, options, warrants, convertible securities and other rights or interests to acquire NETCO shares. During such sixty (60) day period, NETCO shall make a good faith effort to determine what price might be acceptable to the owners of such shares, and shall communicate such information to WCOM. The Second Tender may be in the form of cash, unrestricted WCOM common stock issued pursuant to an effective registration statement under the Securities Act of 1933, or a combination thereof. The Second Tender for each share of Common Stock shall be at a price per share determined by WCOM; and the Second Tender for all other rights or interests to purchase NETCO Common Stock shall be the same price offered for each share of NETCO Common Stock less the amount payable pursuant to such right or interest to purchase a share of NETCO Common Stock. The Second Tender shall remain open for acceptance for at least thirty (30) days but not longer than sixty (60) days.

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     (e)   The purchase price payable by NETCO for all shares of the Common
Stock theretofore purchased by WCOM and for the Common Stock Purchase Warrants shall be calculated as follows;

     (1) In the event that WCOM fails to Tender, the NETCO Purchase Price shall be an amount equal to (m) the Tender Valuation for all shares of Common Stock theretofore purchased by WCOM upon exercise of the Common Stock Purchase Warrants and/or conversion of the Convertible Note, and (n) the difference between the Tender Valuation and the exercise price or conversion price, respectively, for the shares of Common Stock remaining purchasable upon exercise or conversion, respectively, of the Common Stock Purchase Warrants and/or Convertible Note.

     (2) In the event that WCOM's First Tender has been rejected and WCOM has not made a Second Tender, the NETCO Purchase Price shall be an amount equal to (o) the purchase price offered by WCOM in its rejected First Tender for all shares of Common Stock theretofore purchased by WCOM upon exercise of the Common Stock Purchase Warrants and/or conversion of the Convertible Note, and (p) the difference between the purchase price offered by WCOM in its rejected First Tender and the exercise price or conversion price, respectively, for the shares of Common Stock remaining purchasable upon exercise or conversion, respectively, of the Common Stock Purchase Warrants and/or Convertible Note.

     (3) In the event that WCOM's Second Tender has been rejected, the NETCO Purchase Price shall be an amount equal to (o) the purchase price offered by WCOM in its rejected Second Tender for all shares of Common Stock theretofore purchased by WCOM upon exercise of the Common Stock Purchase Warrants and/or conversion of the Convertible Note, and (p) the difference between the purchase price offered by WCOM in its rejected Second Tender and the exercise price or conversion price, respectively, for the shares of Common Stock remaining purchasable upon exercise or conversion, respectively, of the Common Stock Purchase Warrants and/or Convertible Note.

     (f) NETCO shall have nine (9) months (the "Payment Period") to pay WCOM the full NETCO Purchase Price for the Common Stock Purchase Warrants and shares of Common Stock previously issued upon exercise thereof or upon conversion of the Convertible Note, which shall be computed (i) beginning on the day following the last day the First Tender or Second Tender may have been accepted, as the case may be, if WCOM has made a First Tender or Second Tender, or (ii) if WCOM has not made a First Tender, then beginning on the ninety-first day following the receipt of the Tender Valuation. For the duration of the Payment Period, WCOM hereby irrevocably grants to Edward J. Driscoll III and Allen L.

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

Witters, jointly and with powers of substitution, the limited proxy in form attached hereto as Exhibit 5, which shall be deemed an irrevocable proxy coupled with an interest, to vote in the place and stead of WCOM, any and all shares of NETCO Common Stock acquired by WCOM upon exercise of the Common Stock Purchase Warrants or conversion of the Convertible Note. Payment shall be made by NETCO in good and immediately available funds against assignment and delivery of the Common Stock Purchase Warrants at NETCO's principal business office at 9:00 A.M., Minneapolis, Minnesota local time, on the tenth (10th) day following notice from NETCO to WCOM. Should NETCO fail for any reason to timely pay such purchase price in full during the Payment Period, then, in such event, (i) WCOM shall be relieved of all further obligations to sell and transfer the Common Stock Purchase Warrants, or shares previously issued upon exercise thereof or conversion of the Convertible Note, to NETCO, (ii) NETCO shall have no further right to require WCOM to sell or convey any of the Common Stock Purchase Warrants, or shares previously issued upon exercise thereof or conversion of the Convertible Note, to NETCO, and (iii) NETCO shall not be obligated to pay, and WCOM shall have no right to receive in payment, any amount determined with reference to the rights of either party under this Section 4.02.

     4.03  Alternative to Tender or Buy-Back. The provisions of Section 4.02
           ---------------------------------
notwithstanding, NETCO and WCOM may in the future agree upon an alternative method to provide for and accomplish the intentions expressed in Section 4.01 of this Agreement; and, upon such future agreement, both NETCO and WCOM shall be relieved, respectively, of their obligations set forth in Section 4.02. It is also expressly understood and agreed that, notwithstanding the rejection of either the First Tender or Second Tender contemplated by Section 4.02(f) and 4.02(e), NETCO and WCOM may nonetheless agree to waive WCOM's and NETCO's respective obligations of sale and purchase under Section 4.02(d) upon NETCO's determination to become, and its thereafter becoming, required to file periodic reports under Section 13(a) or 15(d) of the Securities Exchange Act of 1934 with its Common Stock listed for trading on the NASDAQ Small Cap Market, the NASDAQ Stock Market or on a national securities exchange.

                             V. CREDIT FACILITIES

     5.01  Provision of Credit Facilities. As further consideration for the
           ------------------------------
purchase of the Preferred Stock and Common Stock Purchase Warrants, WCOM agrees to use reasonable efforts to assist NETCO in obtaining commercially reasonable credit facilities ("Credit Facilities") at commercially reasonable rates in the approximate amount of Twenty Five Million Dollars ($25,000,000) during calendar year 1997 to finance the acquisition and installation of NETCO customer site equipment and/or the acquisition and installation of telephony equipment necessary to interconnect NETCO customers. Such Credit Facilities are expressly in addition to the Subordinated Note.

     5.02  Form of Credit Facilities. The Credit Facilities may be in the form
           -------------------------
of equipment lease financing, secured debt, or other commercially reasonable credit instrument in form and substance acceptable to WCOM and NETCO for which the equipment and/or income stream generated by the equipment serves as security for the repayment thereof.

     5.03  Nature of Assistance. The assistance to be rendered by WCOM may
           --------------------
take the form of recommendation to a commercial lender with whom WCOM does business, WCOM's guaranty, or partial guaranty, of such Credit Facility, a secured loan or loans by WCOM, or other assistance reasonably calculated to assist NETCO to obtain the financing necessary to acquire and install customer site equipment and/or telephony equipment interconnecting such customer sites; provided, however, WCOM shall not be required to guaranty such Credit Facility or itself to make such loan, in whole or in part, but may do so in its sole discretion.

            VI. REPRESENTATIONS, WARRANTIES AND COVENANTS OF NETCO

     6.01 NETCO hereby represents, warrants and covenants to WCOM that, as of the date hereof and as of the Closing provided for in Section 8 hereof:

     (a)   Corporate Organization and Power; Qualification. NETCO is duly
           -----------------------------------------------
organized, validly existing and in good standing as a corporation under the laws of the state of Minnesota, has all corporate power and authority to own its properties and to carry on its businesses as now being and hereafter proposed to be conducted and is duly qualified and in good standing as a foreign corporation, and is authorized to do business, in all jurisdictions in which the character of its properties or the nature of its businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and will not have a materially adverse effect on NETCO.

     (b)   Subsidiaries. NETCO does not own, directly or indirectly, any capital
           ------------
stock or other equity securities of any corporation nor does NETCO have any direct or indirect ownership interest, including interests in partnerships and joint ventures, in any other entity or business, with the sole exceptions of WAMNET, Inc., a Minnesota corporation and Netco Communications Corporation of Canada, Inc., a Canadian corporation that are each a wholly owned subsidiary of NETCO.

     (c)   Authorization; Enforceability. NETCO has the power, and has taken,
           -----------------------------
or will take prior to closing, all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms this Agreement, the Subordinated Note and the Common Stock Purchase Warrant, and to issue and deliver the Preferred Stock to WCOM. This Agreement has been, and the Preferred Stock, the Subordinated Note and the Common Stock Purchase Warrant contemplated hereby to which NETCO is a party when delivered to WCOM will have been, duly executed and delivered by NETCO

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and is, or when so delivered will be, a legal, valid and binding obligation of
NETCO, enforceable against NETCO in accordance with its terms.

     (d)  No Violations; Consent. The execution, delivery and performance in
          ----------------------
accordance with their respective terms by NETCO of this Agreement, and of the Subordinated Note and the Common Stock Purchase Warrant, do not and will not as of closing or thereafter (i) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of NETCO, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect or (ii) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any lien upon any assets of NETCO under, any contract to which NETCO is a party or by which NETCO or any of its properties may be bound.

     (e)  Litigation. There are not, in any court or before any arbitrator of
          ----------
any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or threatened (nor, to the knowledge of NETCO, is there any basis therefor) against or in any other way relating to or affecting
(a) NETCO or (b) any of its businesses or properties.

     (f)  Taxes. NETCO has filed (or obtained extensions of the time by which
          -----
it is required to file) all United States federal, state and local income tax returns and all other material tax returns required to be filed by it and has paid all taxes shown due on the returns so filed as well as the other taxes, assessments and governmental charges which have become due, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. NETCO will continue to make all such filings in a timely manner and pay all such taxes, assessments and other governmental charges required of it.

     (g)  Capitalization. (i) As of the date hereof, the authorized capital
          --------------
stock of NETCO consists of 20,000,000 shares of which 15,000,000 are Common Shares and 5,000,000 are undesignated shares. NETCO does not hold any of its shares in treasury.

               (ii) 1,295,971 Common Shares are issued and outstanding and have been validly issued and are fully paid and nonassessable and are not subject to preemptive rights.

               (iii) 100,000 of the undesignated shares have been designated as the Preferred Stock having the rights and preferences set forth on 1 hereof, and will be duly authorized and may be validly issued prior to the Closing provided in Section 8 of this Agreement.

               (iv) Except as contemplated by this Agreement and as disclosed on Schedule 1 to this Agreement, there are no outstanding subscriptions,
   ----------
options,
warrants or other rights of any kind to acquire any additional shares of capital stock of NETCO, or other instruments or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is NETCO committed to issue any such option, warrant, right, or security, or any other instrument convertible into a security.

               (v) Except as expressly provided for in this Agreement, there are no agreements relating to voting, purchase or sale of capital stock between NETCO and any of its stockholders or affiliates, and to the best of NETCO's knowledge, among any of its stockholders.

Provided, that a total of 190,280 options having exercise prices of 7.50 or $10.00 per share respectively that were granted in connection with employment agreements as disclosed on Schedule 1 may be reissued on identical terms but at
                           ----------
an exercise price of $4.81 per share.

     (h) (i) NETCO has delivered to WCOM copies of its financial statements (including balance sheets, income statements, changes in stockholders equity and statements of cash flow) for the period from inception [September 1994] through December 31, 1995, and for the nine month period ended September 30, 1996. Such financial statements (x) fairly present the financial condition, assets and liabilities of NETCO at their respective dates and the results of its operations and changes in its cash flows for the periods covered thereby, (y) were prepared in accordance with generally accepted accounting principles except as may be noted therein, and (z) were prepared from the books and records of NETCO, which books and records are complete and correct and fairly reflect all material transactions of NETCO's business.

           (ii) Within 30 days following the end of each of its first three fiscal quarters and within 75 days following the end of its fourth fiscal quarter during the term of the Note, NETCO will furnish WCOM with a copy of its financial statements, (including balance sheets, income statements, changes in stockholders equity and statements of cash flow) for each of such quarters and fiscal year, respectively. In addition, NETCO will furnish WCOM with such additional financial and business information, including monthly or other periodic financial statements as NETCO may prepare from time to time, upon the reasonable request of WCOM.

     (i) NETCO has provided WCOM access to full and complete information regarding NETCO and shall continue to provide such information as WCOM may reasonably request.

     (j)   NETCO shall not, during the Payment Period defined in Section
4.02(e):

           (i)  declare any dividend; or

               (ii) increase the compensation of any Officer or Director, provided that the salaries of Officers may be adjusted in accordance with NETCO's prior practices in the ordinary course of business; or

               (iii) borrow against, or pledge, any of its assets otherwise than in the ordinary course of business unless a principal purpose of such borrowing or pledge is to finance the amounts payable to WCOM pursuant to Section 4,02(d) hereof.

             VII. REPRESENTATIONS, WARRANTIES AND COVENANTS OF WCOM

     7.01 WCOM hereby represents, warrants and covenants to NETCO that:

     (a) WCOM has been given access to full and complete information regarding the Company and has utilized such access to its satisfaction for the purpose of obtaining information WCOM desires or deems relevant to the decision to purchase the Preferred Stock, the Subordinated Note and the Common Stock Purchase Warrants; and particularly, WCOM has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the Note and to obtain any additional information WCOM desires or deems relevant; and

     (b) WCOM is aware that the Company is a development stage company; that the success of the Company is dependent upon the Company's ability to secure appropriate employees, switching equipment, telephone carriage, integrating software; also upon the Company's ability to provide adequate installation and maintenance services; and upon the Company's ability to successfully market its data transportation technology and services to appropriate customers; and upon the Company's ability to obtain adequate financing, as contemplated by the Credit Facilities, to finance its development and operations; and that the Company can give no assurances that it will be able to successfully obtain, provide or accomplish any such matters.

     (c) WCOM has obtained, to the extent it has deemed necessary, professional advice with respect to the risks inherent in the investment in the Preferred Stock, the Subordinated Note and the Common Stock Purchase Warrants.

     (d) WCOM, being a corporation with total assets in excess of $5,000,000 that was not formed for the purpose of acquiring the Note, is an "accredited investor" within the meaning of Rule 501(a) of the General Rules and Regulations under the Securities Act of 1933.

     (e) WCOM will not use its majority control of NETCO's board of directors to cause NETCO to waive or fail to enforce any provision of this Agreement for purposes of frustrating or preventing the intentions of the parties as set forth in Section 4.01 hereof. Provided, however, that this covenant shall not be deemed to require any current or future director of NETCO to take, or refrain from taking, any action which such director reasonably believes, in the exercise of reasonable business judgment, to be in the best interest of NETCO, or of its shareholders, in light of the circumstances then prevailing, including any actions (i) which modify or alter the terms of, or reasonably delay, the implementation of, the Tender contemplated by Section 4.02 of this Agreement, or
(ii) which relieve WCOM of its obligation to sell the Common Stock Purchase Warrants, or shares issued upon exercise thereof, to NETCO.

                                 VIII. CLOSING

     8.01  Closing. Closing shall occur at the offices of NETCO, at 9:00 A.M.,
           -------
local Minneapolis time, on the fourteenth (14th) full business day after the date of this Agreement, or at such other time and place as may be agreed by NETCO and WCOM.

     8.02  Conditions to Closing. The Closing shall be conditioned upon
           ---------------------
satisfaction of all of the following requirements;

     (a) The approval of this Agreement by NETCO's Board of Directors and by WCOM;

     (b) The due authorization and approval by NETCO's Board of Directors of the Preferred Stock, the Subordinated Note and the Common Stock Purchase Warrants;

     (c) Any necessary corporate filings by NETCO to validly authorize the Preferred Stock;

     (d) The full approval, execution and delivery by WCOM to Edward J. Driscoll and Allen L. Witters of the Irrevocable, Limited Proxy Coupled With An Interest in form appended to this Agreement as Exhibit 5.

     (e) The full execution, and due approval by NETCO's Board of Directors, of each of the employment agreements between NETCO and Edward J. Driscoll, III and Allen Witters, respectively, substantially in form appended to this Agreement as Exhibits 6 and 7, respectively;

     (f) Resignations, effective on Closing of three (3) members of NETCO's current Board of Directors, and the election, effective on Closing, of three (3) new directors nominated by WCOM;

     (g) Such certificates, dated as of the Closing, from officers of NETCO as WCOM may reasonably request relating to the representations, warranties and covenants given by NETCO herein or to the satisfaction of these conditions of closing;

     (h) The full execution by WCOM, Edward J. Driscoll, III and Allen Witters of the Refusal Option Agreement attached hereto as Exhibit 8; and

     (i) The opinion of NETCO counsel, in form and substance as that attached hereto as Exhibit 9, addressed to WCOM.

     8.03   Payment and Delivery. At Closing, NETCO shall deliver the Preferred
            --------------------
Stock, the Subordinated Note and the Common Stock Purchase Warrants to WCOM against WCOM's payment of the aggregate purchase price therefor of Twenty Million Forty One Thousand Five Hundred Seventy Five Dollars ($20,041,575) by wire transfer in immediately available funds to a depository account specified by NETCO.

                                IX. TERMINATION

     9.01  Termination. Either party may terminate this Agreement prior to
           -----------
Closing upon any failure, including its own failure, to satisfy any of the Conditions to Closing set forth in Section 8.02 hereof.

     9.02  Consequences of Termination. Neither party shall be liable to the
           ---------------------------
other upon any termination in accordance with Section 9.01 hereof.


                     X. PARTIAL AND TEMPORARY SUPERCESSION

     10.1  Abeyance of Certain Provisions of Convertible Note Purchase
           -----------------------------------------------------------
Agreement. For the duration of the Preferred Stock as set forth in Section 1.02
---------
of this Agreement, the following identified provisions of the Convertible Note Purchase Agreement shall be deemed to be waived by WCOM and without force and effect:

     (a) Paragraph 5(a) through and including Paragraph 5(i) of the Convertible Note Purchase Agreement requiring WCOM's consent to the taking of certain actions requiring, in each case, the approval of NETCO's board of directors; and

     (b) Paragraph 6 of the Convertible Note Purchase Agreement relating to WCOM's right to nominate one director to NETCO's board of directors.

     10.2  Reinstatement of Certain Provisions of Convertible Note Purchase
           ----------------------------------------------------------------
Agreement. Immediately upon the expiration of the duration of the Preferred
---------
Stock
as set forth in section 1.02 of this Agreement, and without further action of any kind each provision of the Convertible Note Purchase Agreement identified in Section 10.1 hereof, to the extent then applicable, shall immediately become again effective and enforceable in accordance with their respective terms.

                               XI. MISCELLANEOUS
                                   -------------

     11.1. Amendments, Waivers and Consents. No provision in this Agreement
           --------------------------------
may be altered or amended, and compliance with any covenant or provision set forth herein may not be omitted or waived, except by an instrument in writing duly executed by WCOM and NETCO. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     11.2. Notices. All notices required or permitted by this Agreement shall
           -------
be in writing, and shall be hand delivered, sent by facsimile or sent by nationally recognized overnight delivery service or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

           (a) If to WCOM:

                  WorldCom. Inc.
                  515 E. Amite
                  Jackson, Mississippi 39201
                  Attention:  K. William Grothe, Jr.
                              Vice President

                  Telephone:  (601) 360-8051
                  Telecopy.   (601) 974-8233

                  with a copy to:

                  WorldCom Inc.
                  515 E. Amite
                  Jackson, Mississippi 39201
                  Attention:  William Anderson
                              General Counsel

                  Telephone:  (601) 360-8977
                  Telecopy:   (601) 360-8282

           (b)  If to the NETCO

                  Netco Communications Corporation
                  102 Union Plaza
                  333 North Washington Ave.
                  Minneapolis, MN 55401
                  Attention: Edward J. Driscoll, III
                             President

                  Telephone: (612) 204-3100
                  Telecopy:  (612) 204-3101

                  with a copy to:

                  George H. Frisch
                  5030 Woodlawn Boulevard
                  Minneapolis, Minnesota 55417

                  Telephone: (612) 724-2929
                  Telecopy:  (612) 724-8387

or to such other person or address as any party hereto shall specify by notice in writing to the other parties. All such notices and other communications shall be effective when received.

     11.3. Binding Effect; Assignment. This Agreement shall be binding upon and
           --------------------------
inure to the benefit of the NETCO and WCOM. No assignment of rights or delegation of duties arising under this Agreement may be made by any party hereto without the prior written consent of the other parties.

     11.4. Third-Party Beneficiaries. This Agreement is for the sole benefit
           -------------------------
of the parties hereto and their permitted assigns and, except as expressly set forth in Section 4.02(b) herein relating to the right to petition for a valuation, nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

     11.5. Entire Agreement; Savings. This Agreement, the Subordinated Note and
           -------------------------
the Common Stock Purchase Warrants constitute the entire agreement between the parties hereto with respect to the subject matter contained herein and therein and supersedes all other prior understandings or agreements, both written and oral, between the parties with respect to the matters contained herein and therein; provided, however, that nothing in this Agreement shall be deemed in any way to affect the Convertible Note Agreement or the Convertible Note, which shall each continue in accordance with their respective terms and, except as expressly provided in Section 10 of this Agreement, be unaffected by this Agreement.

     11.6  Severability. The provisions of this Agreement are severable and, in
           ------------
the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; but this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

     11.7  Governing Law. This Agreement shall be governed by, and construed
           -------------
in accordance with, the law of the State of Minnesota without regard to its principles of conflicts of laws.

     11.8  Headings. Article, Section and subsection headings in this Agreement
           --------
are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     11.9  Counterparts. This Agreement may be executed in two or more
           ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart by original or facsimile signature.

     11.10 Expenses. Each of the parties hereto shall pay the fees and expenses
           --------
of its respective counsel, accountants and other experts (including any broker, finder, advisor or intermediary) and shall pay all other expenses incurred by it in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

                                        "NETCO"

                                        NETCO COMMUNICATIONS CORPORATION



                                        BY: /s/ Edward J. Driscoll, III
                                           ________________________________
                                              Edward J. Driscoll, III
                                              Its: President and Secretary


                                        "WCOM"

                                        WORLDCOM INC.



                                        By: /s/ K. William Grothe, Jr.
                                           ________________________________
                                              K. William Grothe, Jr.
                                              Its: Vice President

                        Index of Schedules and Exhibits
                        -------------------------------


                                   Schedules
                                   ---------

Schedule
--------

    1.         Schedule of Outstanding Common Stock and Common Stock Equivalents


                                    Exhibits
                                    --------
Exhibit
-------

    1          Statement of Rights and Preferences of Class A Preferred Shares

    2          Funding Notice

    3          Subordinated Note

    4          Common Stock Purchase Warrant

    5          Limited Irrevocable Proxy Coupled With An Interest

    6          Employment Agreement between NETCO and Edward J. Driscoll, III

    7          Employment Agreement between NETCO and Allen Witters

    8          Refusal Option

    9          Opinion of Counsel

                                  SCHEDULE 1
                    Common Stock & Common Stock Equivalents

                               Common Stock O/S
                               ----------------
                                                          # of shares


Common Stock:                                                    1,295,791


                                  Options Granted
                                  ---------------

Employment Contracts:                  Price              # of options
                  Options at             $         2.25                76,500
                  Options at             $         5.00                18,000
                  Options at             $         7.50                90,280
                  0ptions at             $        10.00               117,500
                  -----------------------------------------------------------
                  Cat. Total                                          302,280
                  -----------------------------------------------------------

Board of Directors:                    Price              # of options

                  Options at             $         2.25                62,000
                  -----------------------------------------------------------
                  Cat. Total                                           62,000
                  -----------------------------------------------------------


Officers:                              Price              # of options
                  Options at                       2.25                75,500
                  -----------------------------------------------------------
                  Cat. Total                                           75,500
                  -----------------------------------------------------------

                  Warrant & Convertible Debt Outstanding
                  --------------------------------------

Bridge Financing:                      Price              # of warrants


                  Warrants at            $         5.00               220,000
                  Warrants at            $         7.50             1,012,000
                  -----------------------------------------------------------
                  Cat. Total                                        1,232,000
                  -----------------------------------------------------------


Convertible Debt:                      Price              Convertible to

                  $ 5,000,000 at         $         5.00             1,000,000
                  $ 125,000   at         $         1.90                65,789
                  -----------------------------------------------------------
                  Cat. Total                                        1,065,789
                  -----------------------------------------------------------


Other:                                 Price              # of warrants

                  Warrants at            $         3.00               113,333
                  Warrants at            $        10.00                 9,000
                  -----------------------------------------------------------
                  Cat. Total                                          122,333
                  -----------------------------------------------------------

Total Common Stock & Equivalents                                    4,155,693
                                                                    =========

                                   Exhibit 1

                      Statement of Rights and Preferences
                          of Class A Preferred Shares

                            Series A Preferred Stock
                            ------------------------

     Section 1.  Designation and Amount. The shares of the Preferred Stock shall
                 ----------------------
be designated as "Series A Preferred Stock." The number of shares constituting the Series A Preferred Stock shall be One Hundred Thousand (100,000). Each share of Series A Preferred Stock shall have a par value of Ten Dollars ($10.00) per share. The number of shares of Series A Preferred Stock may be increased or decreased by resolution of the Board of Directors; provided, that, no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding, plus the number of shares, if any, reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Preferred Stock.

     Section 2.  Dividends and Distributions. (A) The holders of shares of
                 ---------------------------
Series A Preferred Stock, in preference to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, shall be entitled to receive, when, as and if declared by the Board of Directors of the Company (the "Directors") a dividend (the "Quarterly Dividend") in the amount of One Dollar and Seventy Five Cents ($1.75) per share payable out of the net earnings of the Company constituting funds legally available for the purpose. The Quarterly Dividend shall begin to accrue on January 1, 1997, and shall be payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock. If the net earnings in any year are not sufficient to pay the Quarterly Dividend, either in whole or in part, then any unpaid portion of such dividend will become a charge against the net earnings of the Company, and will be paid in full out of the net earnings of the Company in subsequent years before any dividends are paid on the Common Stock of the Company in those years. No dividends will be paid or set apart for payment on the Common Stock, no distribution will be made on the Common Stock, and no shares of Common Stock will be redeemed, retired or otherwise acquired for valuable consideration unless all theretofore unpaid Quarterly Dividends have been declared, and the

                                  Exhibit 1-1

Company has paid those dividends or has set aside a sum sufficient to pay them.

     (B) Dividends shall begin to accrue and accumulate on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive Quarterly Dividends and before such Quarterly Dividend Payment Date, in either of which events such Quarterly Dividends shall begin to accrue and accumulate from such Quarterly Dividend Payment Date. Accrued but unpaid Quarterly Dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of Quarterly Dividends then accrued and payable shall be allocated pro rata on a share-by-share basis among all such shares of Series A Preferred Stock then outstanding. The Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty
(60) days prior to the date fixed for the payment thereof.

     Section 3.  Voting Rights. The holders of shares of Series A Preferred
                 -------------
Stock shall have the following voting rights.

     (A) Each share of Series A Preferred Stock shall entitle the holder thereof to one vote for each share of Series A Preferred Stock standing in the name of the holder on the books of the Company. The holders of Series A Preferred Stock, voting separately as a class, shall be entitled to elect a majority of the Directors. The right to elect Directors may be exercised at any annual meeting of the stockholders of the Company, at any special meeting held in place of an annual meeting, or at a special meeting called to elect directors. The right to elect directors shall continue until December 31, 1999, and then expire. The directors elected by the Series A Preferred Stock shall serve until the next annual or special meeting of the stockholders of the Company and until their respective successors have been elected by the holders of Series A Preferred Stock and have been qualified. The term of office of any person elected as a director by the holders of Series A Preferred Stock shall terminate on December 31, 1999. The vacancies created thereby may be filled by resolution of the remaining Directors who shall have been elected by a vote of the holders of the Common Stock of the Company. If the office of a director elected by the holders of Series A Preferred Stock is vacant prior to December 31, 1999, due to resignation, removal or death, the vacancy shall be filled by the majority vote of the directors then in office, even if less than a

                                  Exhibit 1-2
quorum, upon the recommendation of the remaining director or directors who were elected by the holders of the Series A Preferred Stock. If the office of a director who was elected by the holders of Common Stock is vacant prior to December 31, 1999, due to resignation, removal or death, the vacancy shall be filled by the majority vote of the directors then in office, even if less than a quorum, upon the recommendation of the remaining director or directors who were elected by the holders of the Common Stock. If the vacancy is not so filled within forty (40) days after the creation of the vacancy, a special meeting of the holders of Preferred Stock and/or Common Stock shall be called and the vacancy or vacancies shall be filled at that meeting.

     (B) In addition to the right to elect a majority of the Directors as provided in Section 3(A), the holder of each share of the Series A Preferred Stock shall be entitled to one vote, voting together with the holders of Common Stock as a single class, on all matters, excluding the election of Directors, submitted to the vote of shareholders of the Company.

     (C) Except as otherwise provided in Section 3(A) or in Section 10 hereof, or in any other Certificate of Designations creating a series of Preferred Stock, or in any similar stock of the Company hereafter created, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

     (D) Except as expressly set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4.  Certain Restrictions. (A) Whenever Quarterly Dividends or
                 --------------------
distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid Quarterly Dividends and distributions, whether or not declared, on shares of Series A Preferred Stock, outstanding shall have been paid in full, the Company shall not, without the express affirmative unanimous approval of the Directors elected by holders of the Series A Preferred Stock:

     (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred stock;

                                  Exhibit 1-3

     (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (as to dividends and upon dissolution, liquidation and winding up) to the Series A Preferred Stock; or

     (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5.  Liquidation, Dissolution or Winding up. Upon any voluntary
                 --------------------------------------
or involuntary liquidation, dissolution or winding up of the affairs of the Company, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock unless each holder of Preferred Stock has received in cash out of the assets of the Company, whether from capital or earnings, available for distribution to the shareholders of the Company, before any amount is paid to the holders of Common Stock, the sum of Ten Dollars ($10.00) per

                                  Exhibit 1-4
share for each share of Preferred Stock held by the holder, plus an amount equal to the sum of all accumulated and unpaid dividends to the date affixed for the payment of the distribution on the shares of Preferred Stock held by the holder. The sale or transfer by the Company of all or substantially all of its assets shall not, for the purposes of determining preferences and liquidation, be deemed to be a liquidation, dissolution or winding up of the Company.

     Section 6.  Preemptive Rights. No holder of any shares of Series A
                 -----------------
Preferred stock shall be entitled as such, as a matter of right, to subscribe for, purchase or receive any part of any class whatsoever, or of securities convertible into or exchangeable for any stock or any class whatsoever, whether now or hereafter authorized or whether issued for cash or other consideration or by way of a dividend.

     Section 7.  Mandatory Redemption. Unless earlier redeemed or acquired
                 --------------------
in whole or in part by the Company with the consent of the Holder, the shares of Series A Preferred Stock that remain issued and outstanding shall expire and shall be automatically redeemed on December 31, 1999, at par value, plus an amount equal to all accumulated and unpaid dividends, if any, due with respect to the Preferred Stock (collectively, the "Redemption Price"). Redemption shall be in cash out of any funds legally available for the redemption of the Preferred Stock.

     Section 8.  Reacquired Shares. Any shares of Series A Preferred Stock
                 -----------------
purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of undesignated stock and may be reissued subject to the conditions and restrictions on issuance in the Articles of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     Section 9.  Rank. The Series A Preferred Stock shall rank, with respect to
                 ----
the payment of dividends and the distribution of assets, senior to all series of any other class of Preferred Stock.

     Section 10. Amendment. If any proposed amendment to the Articles of
                 ---------
Incorporation or this Certificate of Designation would alter or change the preferences, special rights or powers given to the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, or would authorize the issuance of a class or classes of stock having preferences or rights with respect to dividends or dissolution or the distribution of assets that would be superior to the preferences or rights of the Series A Preferred Stock, then the holders of the Series A Preferred Stock shall be entitled to vote as a series upon such amendment, and the

                                  Exhibit 1-5
affirmative vote of two-thirds of the outstanding shares of Series A
Preferred Stock shall be necessary to the adoption thereof, in addition to such other vote as may be required by law.

                                  Exhibit 1-6

                                   Exhibit 2

                                Funding Notice


                                                       (date)
WorldCom Inc.
515 E. Amite
Jackson, Mississippi 39201

Attention:________________

Dear________________:


     Pursuant to Sections 2.01 and 2.02 of that certain Preferred Stock, Subordinated Note and Warrant Purchase Agreement ("Loan Agreement") dated as of November 14, 1996 between Netco Communications Corporation ("NETCO") and WorldCom Inc. ("WCOM), NETCO hereby requests WCOM to make the following Future Disbursement as contemplated by the Loan Agreement.

     1) Amount                        $______________________

     2) For quarter ending            _______________________

     Please cause the requested funds to be delivered by wire transfer to NETCO's account as follows:

                         (wire transfer instructions)


     By my signature set forth below, I hereby certify that this request for Future Disbursement has been duly authorized by NETCO's board of Directors.

     Thank you for your courtesies in this matter.


                                             Very truly yours,

                                             Netco Communications Corporation


                                             By________________________________
                                                    (authorized signature)

                                   Exhibit 3

                       Registered Holder: WorldCom Inc.

                                 $____________


                       NETCO COMMUNICATIONS CORPORATION
                                102 UNION PLAZA
                          333 NORTH WASHINGTON AVENUE
                         MINNEAPOLIS, MINNESOTA 55401

                             7% Subordinated Note
                             Due December 31, 2003

     For Value Received, NETCO COMMUNICATIONS CORPORATION, a Minnesota corporation, (hereinafter called the "Issuer") hereby promises to pay to the order of WorldCom Inc., or the registered holder (hereinafter referred to as the "Holder") the principal amount of Twenty Eight Million Five Hundred Thousand Dollars ($28,500,000), or such lesser amount as has been actually advanced to Issuer by Holder pursuant to that certain Preferred Stock, Subordinated Note and Warrant Purchase Agreement of even date herewith, upon presentation of this certificate, in legal tender of the United States of America at the time of payment hereof, to the account of holder according to Holder's written instructions, on December 31, 2003, or sooner as hereinafter provided.

     The Issuer further agrees to pay interest on the principal amount remaining unpaid from time to time thereon from the date hereof at the rate of seven percent (7%) per annum. Interest shall accrue from the date of purchase of this Note (hereinafter, the "Note"), and be payable on June 30 and December 31 of each year, commencing with the first interest payment on December 31, 1996. The Issuer shall, upon request of the registered Holder, mail a check or draft representing such interest to the registered holder at the address designated by the registered holder and appearing on the books of registration maintained by the Issuer. Except as otherwise provided in Article 2, no interest shall accrue or be paid on this Note after December 31, 2003.

     If any payment due hereunder is not received by the Holder within 15 days from the date due, Issuer shall pay a late payment charge of Five Dollars ($5.00) or four percent (4%) of the amount of the delinquency, whichever is greater.

     The following terms, covenants, and conditions shall apply to this Note.

                                  Exhibit 3-1

                                   ARTICLE 1

                                 SUBORDINATION

     1.1) The Issuer and the Holder of this Note, by acceptance hereof, agree that the payment of the principal and interest on this Note is, to the extent stated herein, expressly subordinated to the prior payment of the principal and interest on all existing or future obligations of the Issuer for money borrowed from a bank, trust, insurance, or other financial institution engaged in the business of lending money, which is hereinafter referred to as "Senior Indebtedness." In the event of any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangement with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Issuer, or in the event the Note shall be declared due and payable upon the occurrence of an event of default (as specified herein), (1) no amount shall be paid by the Issuer in respect of the principal or interest on this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall have been paid in full, and (2) no claim or proof of claim shall be filed with the Issuer by or on behalf of the holder of this Note which shall assert any right to receive any payments in respect of the principal of and interest on this Note except subject to the payment in full of the principal and interest of all of the Senior Indebtedness then outstanding.


                                   ARTICLE 2

                               EVENT OF DEFAULT

     2.1) Each of the following shall constitute an Event of Default.

     (a)  Failure to pay interest when due, continued for thirty (30) days;

     (b)  Failure to pay principal or premium when due;

     (c) An assignment for the benefit of creditors of the Issuer, adjudication of Issuer as a bankrupt, or petition for the reorganization of the Issuer pursuant to Chapter 7 or 11 of the United States Bankruptcy Code, as the same may be amended.

     2.2) Upon the occurrence of any Event of Default specified in Section 2.1(c) above, the entire unpaid principal balance hereof, together with all accrued and unpaid interest thereon and all other sums owing hereunder, shall become immediately due and payable, without presentation, demand or further action of any kind. Upon the occurrence of any Event of Default specified in
Section 2.1 (a) or Section 2.1 (b) above, the holder of this Note shall have the sole option of declaring the unpaid principal

                                  Exhibit 3-2
balance hereof together with all other sums owing hereunder immediately due and payable, without presentation, demand or further action of any kind.

     2.3) Upon the occurrence of any Event of Default and before and after acceleration of the entire unpaid principal balance of this Note, interest shall continue to accrue thereafter at a rate equal to two percent (2%) per annum in excess of the then applicable rate of interest under this Note until this Note is paid in full, including the period following entry of any judgment. Both before and after any default, interest shall be calculated on the basis of a 360-day year but charged on the basis of actual number of days elapsed in any calendar year of part thereof.

     2.4) Holder may waive any default before or after the same has been declared without impairing the Holder's right to declare a subsequent default hereunder, this right being a continuing right.

     2.5) Upon an Event of Default, Holder shall not be deemed, by any act of omission or commission to have waived any of its rights or remedies unless such waiver is in writing and signed by Holder, and then only to the extent specifically set forth in the writing. A waiver as to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.


                                   ARTICLE 3

                                  PREPAYMENT

     3.1) This Note may be prepaid at any time, in whole or in part, prior to maturity at the option of the Issuer, upon payment of all, or such lesser portion of the principal amount as specified in the notice, together with interest accrued to the date fixed for payment. If the Holder hereof fails or neglects to present this Note for payment at the time and place specified in such notice, this Note shall cease to bear interest on the portion to be prepaid, as set forth in the notice, unless payment hereof is refused upon the presentation of the same at or after the time specified in such notice.


                                   ARTICLE 4

                                    PAYMENT

     4.1) Payment to the Holder of principal and interest shall be a complete discharge of the Issuer's liability with respect to such payment, but the Issuer may, at any time, require the presentation hereof as a condition precedent to such payment.

     4.2) No recourse shall be had for the payment of the principal, or interest, or for any claim based thereon, or otherwise, against any incorporator, shareholder, officer, director, or agent, past, present, or future, of the Issuer, whether by virtue of any

                                  Exhibit 3-3
constitution, statute, rule of law, enforcement of any assessment, or penalty, or by reason of any matter prior to delivery of this Note, or otherwise. All such liability, by the acceptance hereof, is a part of the consideration to the Issuer hereof, and is expressly waived.


                                   ARTICLE 5

                                   DIVIDENDS

     5.1) Until payment in full of this Note, the Issuer may not declare any dividend payable in cash or property on its Common Stock, with the sole exception of any stock split in the form of a dividend payable in shares of common stock.


                                   ARTICLE 6

                                    NOTICE

     6.1) All notices, requests, demands and other communications under this Note shall be in writing and shall be deemed to have been given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid to the Issuer at its address stated on the front page of this Note and to the Holder at its address as listed in the register of the Issuer. Either party may change its address for purposes of this Article 6.1 by giving the other party written notice of the new address in the manner set forth above.


                                   ART1CLE 7

                                 MISCELLANEOUS

     7.1) All parties liable for the payment of this Note agree to pay on demand, all costs of collection and to cure any default under this Note including, but not limited to, reasonable attorneys' fees actually incurred.

     7.2) The undersigned and all endorsers, sureties and guarantors of this Note, jointly and severally waive notice of and consent to any and all extensions of this Note or any part hereof without notice, and each hereby waives presentment, demand for payment, protest and notice of dishonor, demand, protest and nonpayment.

     7.3) The remedies of Holder as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together against Issuer at the

                                  Exhibit 3-4
sole discretion of Holder, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

     7.4) Issuer's obligations hereunder shall extend to and bind Issuer's successors and assigns. This Note may be amended only by an instrument in writing signed by both Issuer and Holder.


     IN WITNESS WHEREOF, the Issuer has caused this Note to be signed by its President and Secretary.

Dated: November __, 1996               NETCO COMMUNICATIONS CORPORATION


                                       By:______________________________
                                           Edward J. Driscoll, III
                                           President and Secretary

                                  Exhibit 3-5

                                   Exhibit 4

                   EXERCISABLE ON OR BEFORE, AND VOID AFTER
                 5:00 P.M. MINNEAPOLIS TIME DECEMBER 31, 2000

                      Certificate for 4,157,500 Warrants

                     WARRANTS TO PURCHASE COMMON STOCK OF

                       NETCO COMMUNICATIONS CORPORATION

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

         THIS CERTIFIES that WORLDCOM INC., ("Holder") or assigns, is the owner of the number of Warrants set forth above, each of which represents the right to purchase from Netco Communications Corporation, a Minnesota corporation (the "Company"), at any time on or before 5:00 Minneapolis time, December 31, 2000, upon compliance with and subject to the conditions set forth herein, one share (subject to adjustments referred to below) of the Common Stock of the Company, par value $.01 per share (such shares or other securities or property purchasable upon exercise of the Warrants being herein called the "Shares").

         Upon any exercise of less than all the Warrants evidenced by this Warrant Certificate, there shall be issued to the Holder a new Warrant Certificate in respect of the Warrants as to which this Warrant Certificate was not exercised.

This Warrant is subject to the following provisions, terms and conditions:

         1. Exercise; Transferability. The rights represented by this Warrant
            -------------------------
may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise delivered to the Company ten (10) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and by paying in full, as provided herein, the purchase price of $4.81 per share (the "Initial Exercise Price" subject to adjustments as noted subsequently).

         Payment upon exercise of the rights represented by this Warrant may be made at the option of the Holder (a) in cash or by certified or official bank check payable to the order of the Company, (b) by surrendering to the Company for cancellation and retirement any number shares of Class A Preferred Shares, par value $10.00 per share, which shares shall each be valued for purposes hereof at

                                  Exhibit 4-1
their par value of $10.00 plus the sum of any then accumulated and unpaid dividends thereon, (c) by cancellation and discharge of the Company from all or any portion of any debt in the amount then owed by the Company to the Holder on a dollar for dollar basis, including principal whether or not then due and payable together with any interest accrued and unpaid thereon, or (d) by any combination of any or all of the foregoing.

          This Warrant may not be transferred or divided into two or more Warrants of smaller denominations, nor may any Common Stock issued pursuant to exercise of this Warrant be transferred unless this Warrant or shares have been registered under the Securities Act of 1933, as amended ("Securities Act") and applicable state laws, or unless the Holder of the certificate obtains an opinion of counsel satisfactory to the Company and its counsel that the proposed transfer may be effected without registration pursuant to exemptions under the Securities Act and applicable state laws.

          2.  Issuance of Shares. The Company agrees that the shares purchased
              ------------------
hereby shall be deemed to be issued to the record Holder hereof as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder hereof within such time.

          Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of paragraph 7 hereof.

          3.  Covenants of Company. The Company covenants and agrees that all
              --------------------
shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its

                                  Exhibit 4-2

Common Stock to provide for the exercise of the rights represented by this Warrant.

     4.  Adjustments. The above provisions are, however, subject to the
         -----------
following provisions:

     (a) The Initial Exercise Price of $4.81 per share shall increase to $4.94 per share on March 31, 1997, and shall thereafter increase by the amount of $.08 per share on the last day of each calendar quarter during the term of the Warrant, commencing with the calendar quarter ending June 30, 1997 (such increases beginning with the calendar quarter ending June 30, 1997, being referred to as the "Quarterly Increase"); provided, that to encourage earlier partial exercise of the Warrants, the amount of each Quarterly Increase shall be abated at the rate of $.00875 per share (the "Abatement") for each incremental purchase of aggregated amounts of Five Hundred Thousand (500,000) shares upon partial exercise of this Warrant. Each Abatement shall take effect on the last day of the calendar quarter during which such partial exercise and purchase occurred, as illustrated by the following examples: (i) the purchase of One Million Five Hundred Thousand (1,500,000) shares during the second calendar quarter of 1998 would result in a reduction, commencing June 30, 1998, of the Quarterly Increase to .0625 per share for each subsequent calendar quarter; (ii) the further purchase of Five Hundred Thousand (500,000) shares during the third calendar quarter of 1998 would result in a further reduction, commencing September 30, 1998, of the Quarterly Increase to $.045 per share for each subsequent calendar quarter. The exercise price computed from time to time in accordance with this provision shall be referred to as the "Current Exercise Price."

     (d) In case the Company shall at anytime hereafter subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in Common Stock, the exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in Common Stock, and each share of Common Stock purchasable upon exercise of the Warrant shall be changed to the number determined by dividing the then Current Exercise Price by the exercise price as adjusted after the subdivision, combination, or dividend payable in Common Stock.

     (e) No fractional shares of Common Stock are to be issued upon the exercise of the Warrant, but the Company shall pay a cash

                                  Exhibit 4-3
         adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the date of exercise as determined in good faith by the Company.

     (f) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder hereof shall hereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued and payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation, merger, or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered Holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

     (g) If the Company shall at any time or from time to time (i) distribute (otherwise than as a dividend in cash or in Common Stock or securities convertible into or exchangeable for Common Stock) to the holders of Common Stock any property or other securities, or

                                  Exhibit 4-4

          (ii) declare a dividend upon the Common Stock (to the extent payable otherwise than out of earnings or earned surplus, as indicated by the accounting treatment of such dividend in the books of the Company, and otherwise than in Common Stock or securities convertible into or exchangeable for Common Stock), the Company shall reserve and the Holder of this Warrant shall thereafter upon exercise hereof be entitled to receive, with respect to each share of Common Stock purchased hereunder, without any change in, or payment in addition to, the exercise price, the amount of any property or other securities which would have been distributable to such holder had such holder been a holder of one share of Common Stock on the record date of such distribution or dividend (or if no record date was established by the Company, the date such distribution or dividend was paid).

     (h) Upon any adjustment of the Current Exercise Price, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the exercise price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     5. Common Stock. As used herein, the term "Common Stock" means the
        ------------
Company's presently authorized shares of Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

     6. No Voting Rights. This Warrant shall not entitle the Holder hereof to
        ----------------
any voting rights or other rights as a stockholder of the Company.

     7. Notice of Transfer of Warrant or Resale of Shares. The Holder of this
        -------------------------------------------------
Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant, or transferring any Common Stock issued upon the exercise hereof, of such holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice the Company shall present copies thereof to the Company counsel and if in the opinion of such counsel the proposed transfer complies with federal and state securities laws and may be effected without registration or qualification (under any Federal or State law), the Company, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to transfer

                                  Exhibit 4-5
this Warrant or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, provided that an appropriate legend may be endorsed on this Warrant or the certificates for such shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933.

         If in the opinion of Company's counsel referred to in this paragraph 7 hereof, the proposed transfer or disposition of shares described in the written notice given pursuant to this paragraph 7 may not be effected without registration or qualification of this Warrant or the shares of Common Stock issued on the exercise hereof, the Company shall promptly give written notice thereof to the Holder hereof, and the Holder will limit its activities in respect to such as, in the opinion of such counsel, are permitted by law.

         8. Registration Rights. If the Company, at any time after three (3)
            -------------------
years from the date hereof until two (2) years after the complete exercise of this Warrant, but in any event no later March 31, 2003, proposes to claim an exemption under Section 3(b) for a public offering of any of its securities or to register under the Securities Act of 1933 (except by a Form S-8 or other inappropriate Form for registration) any of its securities, it will give written notice to all registered holders of Warrants, and all registered holders of shares of Common Stock acquired upon the exercise of Warrants, of its intention to do so and, on the written request of any registered holders given within twenty (20) days after receipt of any such notice (which request shall specify the Warrants or shares of Common Stock intended to be sold or disposed of by such registered holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrants and/or shares, the registered holders of which shall have requested the registration or qualification thereof, to be included in such notification or registration statement proposed to be filed by the Company; provided, however, that no such inclusion shall be required (i) if the Shares may then be sold by the holder thereof without limitation under Rule 144(k), or comparable successor rule of the Securities and Exchange Commission, or (ii) if the managing underwriter of such offering reasonably determines that including such Shares would unreasonably interfere with such offering. The Company will pay all expenses of registration. The Warrant holders shall pay all commissions or discounts applicable to the sale of the included Shares, together with any expenses of counsel retained by them in connection with their sale of the Shares.

                                  Exhibit 4-6

         IN WITNESS WHEREOF, Netco Communications Corporation, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated November ___, 1996.

                                               NETCO COMMUNICATIONS CORPORATION

                                               By: _____________________________
                                                   Edward J. Driscoll, III
                                                   President

                                  Exhibit 4-7

                                   Exhibit 5

                       NETCO COMMUNICATIONS CORPORATION

              IRREVOCABLE, LIMITED PROXY COUPLED WITH AN INTEREST

         WorldCom Inc. ("WCOM") hereby irrevocably appoints Edward J. Driscoll, III, and Allen L. Witters as Proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated and limited below, all Common Shares of Netco Communications Corporation ("NETCO") held of record by the undersigned during the Payment Period.

         This Proxy is given pursuant to section 4.02(e) of that certain Preferred Stock, Subordinated Note and Warrant Purchase Agreement ("Purchase Agreement") between WCOM and NETCO dated November 14, 1996. Capitalized terms used and not otherwise defined in this Proxy shall have the meanings ascribed to them in the Purchase Agreement.

         The Proxies are authorized during the Payment Period to vote in their discretion upon all matters which may come before any meeting of shareholders of NETCO during the Payment Period, including the election of directors; provided, however, that the Proxies are not authorized to vote in favor of any proposal which approves any merger, sale or exchange of assets, or other transaction requiring shareholder approval unless a principle purpose of such transaction is to permit NETCO to obtain the financing and/or funds that are necessary, and that are used, to pay WCOM the full purchase price (pursuant to section 4.02(d) of the Purchase Agreement) for the Warrants and/or the shares of NETCO Common Stock theretofore issued upon exercise of the Warrants or conversion of the Convertible Note.

         WCOM retains the right to vote on all other matters submitted to NETCO shareholders for which the Proxies are not expressly authorized to vote.

         This Proxy is coupled with an interest and is irrevocable until expiration of the Payment Period.

                                             WorldCom, Inc.


                                             By:______________________________

                                             Its:_____________________________

                                             Dated: November __, 1996

                                   Exhibit 6

                        EXECUTIVE EMPLOYMENT AGREEMENT
                        ------------------------------

          AGREEMENT, made and entered into as of the ____ day of November, 1996, by and between Netco Communications Corporation, a Minnesota corporation (the "Corporation"), and Edward J. Driscoll, III ("Executive").

          RECITALS:
          --------

          WHEREAS, the Executive is the President and Chief Executive Officer of the Corporation;

          WHEREAS, the Executive's leadership and services have constituted a major factor in the successful growth and development of the Corporation's business; and

          WHEREAS, the Corporation desires to employ and retain the unique experience, ability and services of the Executive as a principal executive officer; and

          WHEREAS, the Corporation and the Executive desire to record the terms of Executive's continued employment by the Corporation;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

          1.)  Term of Employment. Subject to the terms and conditions of this
               ------------------
Agreement, the Corporation hereby employs Executive and Executive hereby accepts employment for the period commencing October 1, 1996, and ending December 31, 1998, and thereafter for successive one year periods ending December 31 of each succeeding year unless and until the employment is terminated in accordance with the provisions of this Agreement. Each December 31, commencing December 31, 1998, shall be designated the "Annual Renewal Date."

          2)   Duties, Responsibilities, and Authority. During the term of this
               ---------------------------------------
Agreement, Executive shall serve as Chief Executive Officer of the Corporation. As such, Executive shall be responsible for the overall direction of the Corporation and he shall have such duties as are generally appropriate to his

                                 Exhibit 6 - 1
position and such authority as shall be required to enable him to perform these duties, including but not limited to the authorities and duties currently prescribed in the Articles of Incorporation and the Bylaws of the Corporation, subject to the power of the shareholders and/or directors of the Corporation to amend or modify such Articles of Incorporation or Bylaws. The Executive shall exert his best efforts and devote substantially all of his time and attention to the Corporation's business. The Executive shall be in complete charge of the operations of the Company, and shall have full authority and responsibility, subject only to the general direction, approval, and control of the Corporation's Board of Directors, for formulating policies and administering the Corporation in all respects. His powers shall include authority to hire and fire Corporation personnel, except for members of the Board of Directors who are also employees of the Corporation, and to retain consultants when he deems necessary to implement Corporation policies.

          3.)  Location of Employment. Executive's services shall be rendered
               ----------------------
principally in Minneapolis, Minnesota and Executive shall not be required, without his consent, to change his residence or work location from either Hennepin County or Ramsey County, Minnesota by virtue of his employment with the Corporation.

          4.)  Compensation, Benefits, Expenses.
               --------------------------------

          (a)  Salary. The Corporation shall pay Executive a base salary at an
               ------
          annual rate of $150,000.00 commencing October 1, 1996. Salary shall be paid in accordance with the Corporation's regular payroll procedure, but not less frequently than monthly. Executive's base salary shall be reviewed periodically (at intervals of not more than 12 months) by the Board of Directors of the Corporation ("the Board of Directors" or "Board") or a committee thereof for the purpose of considering increases thereof. In evaluating increases in salary, such factors as corporate performance, individual merit, inflation and other appropriate considerations shall be taken into account.

          (b)  Stock Option. In addition to any other compensation or benefits
               ------------
          to which the Executive may be entitled under this Agreement or otherwise, Executive shall receive options to acquire Four Hundred Thousand (400,000) shares of the capital stock of the Corporation in accordance with the terms of that certain Stock Option Agreement which is attached hereto and marked Exhibit A.

          (c)  Bonus and Other Compensation. The Executive shall be entitled to
               ----------------------------
          additional bonus and other compensation as may be established from time to time by the Board of Directors based upon an annual business plan which shall set goals (which shall include achievement of revenue and

                                 Exhibit 6 - 2
          profit measures which are reasonable at the time established) for the Corporation.

          (d)  Vacation.  During each year of his employment, Executive will be
               --------
          entitled to reasonable vacations not exceeding five weeks per year, holidays and time off when ill, all at full pay. Vacations shall be at such time or times and for such periods as Employer and Executive shall agree.

          (e)  Automobiles.  The Corporation recognizes the Executive's need for
               -----------
          an automobile or automobiles for business purposes. It, therefore, shall provide the Executive with a reasonably suitable automobile or automobiles, including all related maintenance, repairs, insurance and other costs associated with such automobiles during the term of this Agreement or any renewal or extension thereof.

          (f)  Expenses.  The Corporation recognizes that Executive will have to
               --------
          incur certain out-of-pocket expenses related to his services and the Corporation's business and that it will be extremely difficult to account for such expenses. It is understood that Executive's compensation is intended to cover all such out-of-pocket expenses. The Corporation, however, shall reimburse Executive for any specific expenditures incurred for travel, lodging, entertainment, and the like upon submission of appropriate receipts and documentation sufficient to substantiate them as reasonable and necessary business expenses.

          (g)  Employee Benefits.  This Agreement shall not be in lieu of any
               -----------------
          rights, benefits and privileges to which Executive may be entitled as an employee of the Corporation under any retirement, pension, profit-sharing, insurance, group life insurance, hospitalization, surgical and major medical coverage, and long-term disability or other plans which may now be in effect or which may hereafter be adopted. Executive shall have the same rights and privileges to participate in such plans and benefits as any other employee during his period of employment. In addition, to the extent appropriate for a senior executive of the Corporation, Executive shall be entitled to participate in any pension and retirement plans, bonus plans and such other fringe benefit programs or plans as are or may be made available from time to time to executive and/or other salaried Executives of the Corporation.

          5.)  Termination.
               -----------

          (a)  Events of Termination.  This Agreement may be terminated upon
               ---------------------
          the occurrence of any one of the following events:

                                 Exhibit 6 - 3

          (1)  Voluntary. Executive may terminate this Agreement at any time
               ---------
               during the term of this Agreement by giving 30 days prior written notice of termination to the Board.

          (2)  Involuntary Without Cause. The Board, without cause, may
               -------------------------
               terminate this Agreement on any Annual Renewal Date during the term of this Agreement upon written notice to Executive at least 90 days prior to an Annual Renewal Date.

          (3)  Involuntary With Cause. The Board, upon written notice effective
               ----------------------
               immediately, may terminate this Agreement at any time during the term of this Agreement for cause. "Cause" for purposes of such termination shall mean the following:

               a. admission or conviction of an act of dishonesty by Executive with respect to the material interests of the Corporation;

               b. willful misfeasance or willful nonfeasance of a duty intended to injure or having the effect of injuring the reputation, business relationships of the Corporation, provided that for purposes hereof Executive shall not be deemed to have committed willful misfeasance or willful nonfeasance by reason of any act or failure to act by Executive done in good faith;

               c. conviction of Executive upon a charge of any crime involving moral turpitude or any felony reflecting unfavorably upon the Corporation; or

               d. Failure, neglect or refusal by Executive to perform his duties and responsibilities as set forth in this agreement (other than by reason of disability due to physical or mental illness or by reason of permitted vacations or holidays) without the same being corrected upon ninety (90) business days prior written notice from the Corporation specifying such non-performance.

          (4)  Bankruptcy. This Agreement may be terminated by either party upon
               ----------
               written notice to the other effective immediately if the other party to this Agreement:

               a.   is adjudicated as a bankrupt;

                                 Exhibit 6 - 4

               b. is subject to the entry of an order, judgment, or decree by any court of competent jurisdiction approving a petition appointing a trustee, receiver, or liquidator of all or a substantial part of the party's assets;

               c. makes or attempts to make an assignment for the benefit of creditors; or

               d. institutes or attempts to institute voluntary bankruptcy proceedings.

          (5)  Death. This Agreement shall terminate upon the death of the
               -----
               Executive.

          (6)  Disability. This Agreement shall terminate upon the permanent
               ----------
               disability of Executive. For the purposes of this Agreement, Executive shall be deemed permanently disabled if any ailment, illness or other incapacity prevents him from performing his duties as specified in this Agreement for a period of six consecutive months or for an aggregate of six months in any twelve month period from the date of this Agreement.

          (7)  Purchase of Executive's Shares by WorldCom Inc. This Agreement
               ----------------------------------------------
               shall terminate on the Annual Renewal Date next following sale by Executive of all shares and options to purchase shares of the Corporation owned by him to WorldCom Inc. pursuant to Section
               4.02 of that certain Preferred Stock, Subordinated Note and Warrant Purchase Agreement between WorldCom Inc. and the Corporation ("Preferred Stock Purchase Agreement").

     (b)  Consequences of Termination.
          ---------------------------

          (1) In the event of the termination of this Agreement in accordance with Subparagraph 5(a)(1) or 5(a)(3) above (voluntary termination or involuntary termination with cause), Executive shall be entitled to the base salary earned by him prior to the date of termination as provided herein computed on a pro rata basis to and including such date of termination. In addition, Executive shall also be reimbursed for his reasonable business expenses incurred prior to the date of termination.

          (2) In the event of the termination of this Agreement in accordance with Subparagraph 5(a)(7) above (purchase of

                                 Exhibit 6 - 5

               Executive's shares by WorldCom), Executive shall be entitled to the base salary earned by him prior to the date of termination as provided herein computed on a pro rata basis to and including such date of termination. In addition, Executive shall also be reimbursed for his reasonable business expenses incurred prior to the date of termination. In the event termination pursuant to Subparagraph 5(a)(7) above occurs on or prior to December 31, 1999, then, to the extent that the consideration received by Executive in exchange for his options to purchase shares of the Corporation is a non-cash consideration, all stock options under the Stock Option Agreement (Exhibit A) that have not theretofore vested (including any and all options or rights received or exchanged therefor by Executive as a consequence of the transaction occurring pursuant to Section 4.02 of the Preferred Stock Purchase Agreement) shall immediately vest and become exercisable in accordance with the provisions of said Stock Option Agreement thereto applicable. In addition, in the event termination pursuant to Subparagraph 5(a)(7) occurs on or prior to December 31, 2000, then Executive shall also receive a lump sum payment in the amount of Seventy Five Thousand Dollars ($75,000).

          (3) If the Corporation terminates this Agreement without cause pursuant to Subparagraph 5(a)(2) above (involuntary without cause), Executive shall be entitled to receive a severance cash payment as liquidated damages for, and in lieu of, any and all damages which he may incur as a result of such termination in an amount equal to the greater of (i) the Executive's then base salary for two years, or (ii) the amounts reasonably estimated to be due hereunder for the two year period following the Annual Renewal Date upon which the termination becomes effective, which shall be payable within 30 days from the date of termination plus, in either case, one half of the cash bonus (determined pursuant to Paragraph 4(c) above relating to Bonus and Other Compensation), to which Executive would have been entitled had he continued in the employment of the Corporation for the year following termination, which payment shall be payable in accordance with Paragraph 4(b). Additionally, If the Corporation terminates this Agreement without cause pursuant to Subparagraph 5(a)(2) above, an stock options under the Stock Option Agreement (Exhibit A) that have not theretofore vested shall immediately vest and become exercisable in

                                 Exhibit 6 - 6
               accordance with the provisions of said Stock Option Agreement.

          (4) In the event this Agreement is terminated due to the death (pursuant Subparagraph 6(a)(5)) or disability (pursuant to Subparagraph 6(a)(6)) of Executive, Executive (or his estate) shall be entitled to his then base salary for a period of six months, plus the cash bonus payable with respect to the fiscal year of death or disability, in accordance with normal payment procedures under this Agreement.

     6.)  Non-Competition. Executive covenants and agrees that:
          ---------------

     (a) During the term of this Agreement, he shall not without the prior written consent of the Corporation, directly or indirectly, as an Executive, employer, agent, principal, proprietor, partner, stockholder, consultant, director, or corporate officer, engage in any business engaged in the high-speed, transaction based electronic data transportation and delivery business (the "Competitive Business") or render any services to any business that is engaged in a Competitive Business.

     (b) For a period of two years (the "Non-Competition Period") after Executive has ceased to be employed by the Corporation or any subsidiary of the Corporation, Executive shall not without the prior written consent of the Corporation:

          (1)  directly or indirectly engage in, or

          (2) be employed by any person, firm, partnership, association, corporation or business organization, entity or enterprise that is, or is about to become, directly or indirectly engaged in,

     any Competitive Business. For purposes hereof, "Competitive Business" shall mean engaging or having a material interest, directly or indirectly as owner, employee, officer, director, partner, venturer or stockholder, capital investor, consultant, agent, principal advisor or otherwise, either alone or in association with others, in the operation of a high speed, transaction based, electronic data transportation and delivery business; provided, however, that the restrictions contained in this Subparagraph (b) shall not apply to any business that does not meet both of the following requirements:

          (1) the Corporation or a subsidiary of the Corporation shall have operated such business, or had such business in the planning or development stage therein, during the 120-day period

                                 Exhibit 6 - 7
               immediately prior to Executive's ceasing to be employed by the Corporation or any subsidiary of the Corporation, and

          (2) Executive, during such period, shall have had substantial planning, development, administrative or operational responsibilities for such business of the corporation or such subsidiary of the Corporation in such area.

     (c) Executive shall not during the Non-Competition Period (i) solicit any employee of the Corporation to engage in a Competitive Business, or (ii) personally solicit customers of the Corporation in a manner which is competitive with the Corporation.

     (d) If the scope of any restrictions contained in Subparagraphs 6(a), (b) or (c) hereof are too broad to permit enforcement of such restrictions to their full extent, then such restrictions shall be enforced to the maximum extent permitted by law, and Executive hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restrictions. Ownership of less than five (5%) percent of the outstanding stock of a corporation traded on a national securities exchange shall not be deemed to breach or conflict with the provisions of Subparagraphs (a) or (b) of this Section 6.

     7.)  Trade Secrets. Executive shall not at any time during the term of
          -------------
this Agreement or thereafter, or in any manner, either directly or indirectly, divulge, disclose or communicate to any person, firm or corporation in any manner whatsoever any information concerning any matters affecting or relating to the business of the Corporation, including without limiting the generality of the foregoing, any of its customers, the prices it obtains or has obtained from the sale of, or at which it sells or has sold, its products, or any other information concerning the business of the Corporation, its manner of operation, its plans, processes, or other data without regard to whether all of the foregoing matters will be deemed confidential, material, or important, the parties hereto stipulating that as between them, the same are important, material, and confidential and gravely affect the effective and successful conduct of the business of the Corporation, and the Corporation's good will, and that any breach of the terms of this paragraph shall be a material breach of this Agreement.

     8.)  Disclosure and Assignment.  Except as provided elsewhere in this
          -------------------------
Agreement, Executive shall treat as for the Corporation's sole benefit and fully and promptly disclose to the Corporation, without additional compensation, all ideas, discoveries, inventions and improvements, whether patentable or not, relating to high-speed, transaction based electronic data transportation and delivery services, which while the Executive is employed by the Corporation are made, conceived or reduced to practice by Executive, alone or with others, during or after usual working hours, either on or off the job, and Executive hereby

                                 Exhibit 6 - 8
assigns to the Corporation all such ideas, discoveries, inventions and improvements relating to high-speed, transaction based electronic data transportation and delivery to be the Corporation's exclusive property.

     9.)  Disclosure and Right of First Refusal. Paragraph 8 of this Agreement
          -------------------------------------
shall not apply to any ideas, discoveries, inventions and improvements for which no equipment, supplies, facility or trade secret information of the Corporation was used, and which was developed entirely on Executive's own time, and (1)
          ---                                                       ---
which does not relate (a) directly to high-speed, transaction based electronic data transportation and delivery or (b) to the Corporation's actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by Executive for the Corporation. Executive will, nonetheless, promptly disclose all such ideas, discoveries, inventions and improvements to the Corporation and offer to the Corporation the right of first refusal to enter into a license or purchase agreement covering the subject idea, discovery, invention or improvement on terms mutually agreed to by Executive and the Corporation. In the event the Corporation and Executive cannot agree on terms and Executive receives an offer to enter into a license or purchase agreement with some other party on terms more favorable to that other party than the terms offered to the Corporation, then the Corporation shall have the right and Executive shall have the obligation to offer to the Corporation the idea, discovery, invention or improvement on such terms as offered to the other party. When such an offer is made to the Corporation pursuant to the preceding sentence, it must be accepted by the Corporation within thirty (30) days; or if not accepted, the right of first refusal hereunder as to that offer shall terminate.

     NOTICE: Paragraph 9 hereof requires Executive to assign rights to inventions to the Corporation or its successors. Minnesota Statutes (S) 181.78 limits the scope of agreements requiring the inventions be assigned to employers. The statute states that such assignment agreements do not apply:

          "to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed
                                                      ---
          entirely on the Executive's own time, and (1) which does not relate
                                                ---
          (a) directly to the business of the employer or (b) to the employer's actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the Executive for the employer." (Underlining added).

     Please note that Paragraph 9 of this Agreement uses these statutory terms to define the inventions which are not automatically assigned to the Corporation but instead are subject to a right of first refusal in favor of the Corporation.

                                 Exhibit 6 - 9

     10.) Assistance to the Corporation. Executive shall give the Corporation,
          -----------------------------
at the Corporation's expense, all assistance the Corporation reasonably requires to perfect, protect, and exercise the rights to all ideas, discoveries, inventions or improvements acquired by the Corporation pursuant to the assignment provisions of Paragraph 8 of this Agreement or the right of first refusal provisions of Paragraph 9 of this Agreement.

     11.) Documents and Tangible Property. All documents or other tangible
          --------------------------------
property relating in any way to the business of the Corporation which are conceived or generated by Executive or come into Executive's possession during Executive's employment shall be and remain the Corporation's exclusive property, and Executive agrees to return all such documents and tangible property to the Corporation upon termination of Executive's employment by the Corporation or at such earlier or later time the Corporation may request Executive to do so.

     12.) Remedies for Breach of Covenants of Executive. The covenants set
          ---------------------------------------------
forth in Paragraphs 6, 7, 8, 9, 10 and 11 of this Agreement shall continue to be binding upon Executive, notwithstanding the termination of his employment with the Corporation for any reason whatsoever. Such covenants shall be deemed and construed as separate agreements independent of any other provisions of this Agreement. The existence of any claim or cause of action by Executive against the Corporation, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Corporation or any or all of such covenants. It is expressly agreed that the remedy at law for the breach of any such covenant is inadequate and that temporary and permanent injunctive relief shall be available to prevent the breach or any threatened breach thereof, without the necessity of proof of actual damages; provided, however, that it is expressly agreed that the provisions of Subparagraph 6(b) shall immediately become void and no longer of any effect whatsoever in the event of a merger or consolidation of the Corporation into another corporation in which the Corporation is not the surviving corporation or which requires the stockholders of the Corporation to exchange their shares of Common Stock of the Corporation for any other class of capital stock, expressly excepting any transaction involving the issuance of the capital stock of WorldCom Inc. The termination of such provision shall be effective on the effective date of such merger or consolidation.

     13.) Notices.  Any notices to be given hereunder by either party to the
          -------
other may be effected either by personal delivery in writing or by mail, registered or certified, postage prepaid, with return receipt requested. Personal delivery to the Corporation shall mean personal delivery to the Chairman of the Board of Directors. Mailed notices shall be addressed to the respective addresses shown below. Either party may change its address for notice by giving written notice in accordance with the terms of this Paragraph 13.

                                Exhibit 6 - 10

        (a)  If to Executive:

             Edward J. Driscoll
             2500 Christian Drive
             Chaska, Minnesota 55318

        (b)  If to the Corporation:

             Netco Communications Corporation
             104 Union P1aza
             333 North Washington Ave.
             Minneapolis, MN 55401

             with a copy to:

             WorldCom Inc.
             515 E. Amite
             Jackson, Mississippi 39201
             Attention:  K. William Grothe, Jr.
                         Vice President

        14.) Successors and Assigns: Sale of Business.
             ----------------------------------------

        (a) The Corporation's rights and obligations under this Agreement shall inure to the benefit of and shall be binding upon the Corporation's successors and assigns.

        (b) In the event of a merger or consolidation of the Corporation with any other corporation or corporations, the sale by the Corporation of a major portion of its assets or of its business and goodwill, or any other corporate reorganization involving the Corporation, this Agreement shall be assigned and transferred to such successor in interest as an asset of the Corporation; and the Corporation agrees that it shall make it a condition of such sale or transfer agreement that the purchaser or assignee shall assume the Corporation's obligations under this Agreement.

        (c) In the event of any such assignment, the Executive agrees to continue to perform his duties according to the terms of this Agreement to or for such assignee or transferee of this Agreement; provided, however, the Corporation shall remain secondarily liable as a guarantor of such assignee's or transferee's obligations to the Executive under this Agreement. The Executive acknowledges that his services are unique and personal, and, accordingly, the Executive may not assign his rights (except the right to receive payments due to him) or delegate his duties or obligations under this Agreement.

                                Exhibit 6 - 11

        15.) General Provisions.
             ------------------

        (a)  Law Governing. This Agreement shall be governed by and construed in
             -------------
        accordance with the laws of the State of Minnesota.

        (b)  Invalid Provisions. If any provision of this Agreement is held to
             ------------------
        be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and still be legal, valid or enforceable.

        (c)  Entire Agreement. This Agreement sets forth the entire
             ----------------
        understanding of the parties and supersedes all prior agreements or understandings, whether written or oral, with respect to the subject matter hereof. The prior Employment Agreement dated September 24, 1994 between the parties hereto is terminated. No terms, conditions, warranties, other than those contained herein, and no amendments or modifications hereto shall be binding unless made in writing and signed by the parties hereto.

        (d)  Binding Effect. This Agreement shall extend to and be binding upon
             --------------
        and inure to the benefit of the parties hereto, their respective heirs, representatives, successors and assigns. This Agreement may not be assigned by Executive.

        (e)  Waiver. The failure of either party to insist in any one or more
             ------
        instances upon performance of any term or condition of this Agreement shall not be construed a waiver of its future performance. The obligations of either party with respect to such term, covenant or condition shall continue in full force and effect.

        (f)  Titles. Titles of the paragraphs herein are used solely for
             ------
        convenience and shall not be used for interpretation or construing any word, clause, paragraph, or provision of this Agreement.

        (g)  Counterparts. This Agreement may be executed in two or more
             ------------
        counterparts each of which shall be deemed an original, but which together shall constitute one and the same instrument.

                                Exhibit 6 - 12

     IN WITNESS WHEREOF, the Corporation and Executive have executed this Agreement as of the date and year first written

"EXECUTIVE"                             NETCO COMMUNICATIONS CORPORATION


________________________________        By:_________________________________
Edward J. Driscoll, III                    Edward J. Driscoll, III
                                           Chief Executive Officer

                                Exhibit 6 - 13

                                  Exhibit A to
                         Executive Employment Agreement

                            STOCK OPTION AGREEMENT

         THIS AGREEMENT, made and entered into as of and effective this __day of November 1996, by and between NETCO COMMUNICATIONS CORPORATION, a Minnesota corporation (hereinafter referred to as the "Corporation") and EDWARD J. DRISCOLL, III, a resident of the State of Minnesota (hereinafter referred to as the "Executive").

         WHEREAS, the Corporation considers it desirable and in its best interests that the Executive be given an inducement to acquire a proprietary interest in the Corporation and an added incentive to advance the interests of the Corporation, by possessing an option to purchase common shares of the Corporation.

         NOW THEREFORE, in consideration of the premises and of the mutual promises and consideration provided herein, the parties agree as follows:

                          Section I - Grant of Option

         1.01  Grant of Option. The Corporation grants to Executive an Option
               ---------------
(the "Option") to purchase FOUR HUNDRED THOUSAND (400,000) common shares of the Corporation at a purchase price of $4.81 per share.

                        Section III - Term and Duration

         2.01  Term and Duration. The Option shall have a term commencing with
               -----------------
the date first above written and expiring on December 31, 2007.

                             Section III - Vesting

         3.01  Vesting of Option.  Subject to earlier vesting and exercise
               -----------------
provisions of Paragraph 3.02 hereof, the Option shall vest and may be exercised in incremental amounts at the rate of fifty (50) shares for each Installed Customer Site that becomes first installed during a calendar quarter during the term of the Option, commencing with the calendar quarter ending March 31, 1997, and for each successive calendar quarter through expiration of the term of the Option.

         3.02  Earlier Vesting of Option.  The provisions of Paragraph 3.01 to
               -------------------------
the contrary notwithstanding, the Option shall immediately vest and become immediately exercisable in its entirety in any of the following events:

                                Exhibit 6A-1

                             Edward J. Driscoll, III
                            Stock Option Agreement
                                 _______, 1996

     (a) Executive's employment by the Corporation is terminated "involuntarily without cause" as that phrase is defined in that certain Employment Agreement (the "Employment Agreement") between the Corporation and the Executive, dated of even date with this Stock Option Agreement;

     (b) The Employment Agreement is terminated pursuant to Section 5(a)(7) of the Employment Agreement prior to December 31, 1999.

     (c) An Acquisition or Change of Control occurs during the period commencing January 1, 1997 and ending January 31, 1999.

     3.03 Definitions. For purposes of this Section 3, the following words
          -----------
shall have the meanings ascribed to them.

     (a)  Acquisition. "Acquisition" means either (i) the purchase of all or
          -----------
          substantially all of the assets of the Corporation by any person or party, or (ii) the merger or consolidation of the Corporation with any person or party; provided that neither (i) the purchase of all or substantially all of the assets of the Corporation by WorldCom Inc., nor (ii) a merger or consolidation in which the shares of the Corporation are exchanged for shares WorldCom Inc., of a class that is registered under the Securities Exchange Act of 1934 shall be deemed to be an "acquisition" for purposes hereof.

     (b)  Change of Control. "Change of Control" means the election by
          -----------------
          shareholders of the Corporation of a majority of directors of the Corporation who were not recommended by the Corporation's executive management for nomination for election as directors, provided that election of a majority of the directors of the Corporation who receive the affirmative vote of WorldCom Inc., shall not be deemed a change of control.

     (c)  Customer. "Customer" shall mean a customer of the Corporation
          --------
          who has subscribed to, and agreed to pay for, Use Fees for use of the Corporation's WAM!NET Service.

     (d)  Installed Customer Site. "Installed Customer Site" shall mean a
          -----------------------
          customer that has been continually connected to the Corporation's WAM!NET Service for at least Ninety (90) days or has begun either (i) to pay minimum monthly Use Fees under a service agreement or (ii) to incur use charges under an agreement having no minimum monthly Use Fees.

                                 Exhibit 6A-2

                            Edward J. Driscoll, III
                            Stock Option Agreement
                                _________, 1996

     (e)  Use Fees. "Use Fees" shall mean fees payable by a Customer for use of
          --------
          WAM!NET Services, and shall include fees payable by a Customer relating to remote proofing and digital image archiving and retrieval services.

     (f)  WAM!NET Service. "WAM!NET Service" shall mean the Corporation's
          ---------------
          WAM!NET(TM) Electronic Data Transportation and Delivery Service (the "WAM!NET Service") as presently configured or as may be configured in the future, and shall include services relating to remote proofing and digital image archiving and retrieval services.

                       Section IV - Exercise and Payment

     4.01 Method of Exercise. The Option shall be exercised by written notice to
          ------------------
the Board of the Corporation at the Corporation's principal place of business, accompanied by payment in cash or exercise of the Conversion Right as provided, respectively, in Paragraphs 4.02 or 4.03 hereof, or by some combination thereof. The notice shall specify how many shares are being acquired for cash in accordance with Paragraph 4.02 hereof, and how many by exercise of the Conversion Right in accordance with Paragraph 4.03 hereof. The notice shall also be accompanied by any document reasonably required by the Corporation to be executed by Executive acknowledging the applicable restrictions on the transfer of the common shares being purchased as set forth under Section 7.02 of this Agreement.

     4.02 Payment in Cash. The notice specified in Paragraph 4.01 hereof shall
          ---------------
be accompanied by payment of the option price for the shares being purchased for cash, which shall be in the form of cash or cashier's check or certified check or, in the sole discretion of the Board, or the Committee if such exists, by such other form of payment acceptable to the Corporation.

     4.03 Payment by Exercise of Conversion Right.  In the alternative, the
          ---------------------------------------
notice specified in Paragraph 4.01 hereof shall be accompanied by payment for the shares being purchased by exercise of the Conversion Right provided in this paragraph. The holder of this option shall have the right to require the Corporation to convert this option, to the extent then vested, to shares of Common Stock of the Corporation at any time prior to December 31, 2006. Upon exercise of the Conversion Right, the Corporation shall deliver to the holder of this Option (without payment of the exercise price in cash or check as provided in Paragraph 4.02 thereof) shares of the Corporation's common Stock in number equal to the quotient obtained by dividing

                                 Exhibit 6A-3

                            Edward J. Driscoll, III
                            Stock Option Agreement
                                ________, 1996

     (a) the value of the Option at the time the Conversion Right is exercised (determined by subtracting the aggregate Option exercise price at the time the Conversion Right is exercised) from the aggregate Fair Market Value, as determined immediately prior to the exercise of the Conversion Right, of the aggregate Fair Market Value of the shares for which the Option may be exercised by

     (b) the Fair Market Value of one share of common stock immediately prior to the exercise of the Conversion Right.

The immediately preceding formula is illustrated by the following example where
(i) the number of optioned shares being acquired by exercise of the Conversion Right is 10,000, (ii) the per share exercise price of the Option is $4.81, and
(iii) the applicable Fair Market Value is $14.43: [(10,000 x 14.43) - (10,000 x 4.81)] / 14.43 = [144,300 - 48,100] / 14.43 = 96,200 / 14.43 = 6,667 shares.

     4.04 Delivery of Certificates. Upon receipt of the Notice of Exercise,
          ------------------------
together with any document specified in Paragraph 4.01 hereof accompanied by payment in accordance with either Paragraph 4.02 or 4.03 hereof, the Corporation will deliver to the holder of this Option a certificate or certificates for the number of shares of common stock issuable thereupon, together with a payment in cash in lieu of any fraction of a share. The Corporation shall make prompt delivery of a certificate or certificates representing such common shares, provided that if any law or regulation requires the Corporation to take any action with respect to the common shares specified in such notice before the issuance thereof, then the date of delivery of such common shares shall be extended for the period necessary to take such action.

     4.05 Fair Market Value. "Fair Market Value" of a share of the Corporation's
          -----------------
common stock as of a particular date (the "Determination Date") shall mean:

     (a) If the Corporation's common stock is traded on an exchange or is quoted on NASDAQ, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date;

     (b) If the Corporation's common stock is not traded on an exchange or on NASDAQ, but is traded in the over-the-counter securities market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date; and

                                 Exhibit 6A-4

                            Edward J. Driscoll, III
                            Stock Option Agreement
                                ________, 1996

     (c) If the Corporation's common stock is not publicly traded, then the Fair Market Value as determined in good faith by the Company's Board of Directors upon advice of a national investment banking firm whom, upon request of the holder of this Option, the Corporation shall select and retain to render such valuation.

                            Section V - Termination

     5.01 Termination of Option. Except as herein otherwise provided, the
          ---------------------
Option granted under this Agreement, to the extent not theretofore exercised, shall terminate upon the first to occur of the following events:

     (a) Ninety (90) days following the Executive's voluntary termination of Executive's employment by the Corporation.

     (b) Ninety (90) days following the Executive's termination of employment by the Corporation "involuntarily for cause" as that phrase is defined in the Employment Agreement.

     (c) The expiration of twelve months from the date of Executive's death should Executive die within three months of termination of employment by the Corporation.

     (d)  11:59 PM Minneapolis, Minnesota, local time on December 31, 2007.

     5.02 Governing Date.  No provision of this Agreement to the contrary
          --------------
withstanding, neither the Option nor any right claimed thereby or hereby, therein or herein, or thereunder or hereunder shall be exercisable by anyone after Dec. 31, 2007.

            Section VI - Reclassification, Consolidation or Merger

     6.01 Reclassification, Split or Dividend. If and to the extent that
          -----------------------------------
the number of issued common shares of the Corporation shall be increased or reduced by change in par value, split up, reverse split, reclassification, distribution of a dividend payable in stock, or the like, the number of common shares subject to the Option and the option price per share shall be proportionately adjusted.

     6.02 Consolidation or Merger.  If the Corporation is reorganized or
          -----------------------
consolidated or merged with another corporation, the Executive shall be entitled to receive an option (the "New Option") covering common shares of such

                                Exhibit 6A-5

                            Edward J. Driscoll, III
                            Stock Option Agreement
                                _________, 1996

reorganized, consolidated or merged Corporation in the same proportion, at an equivalent price, and subject to the same conditions as the Option. For purposes of the preceding sentence, the excess of the fair market value of the common shares subject to the Option immediately after the reorganization, consolidation or merger over the aggregate option price of such common shares shall not be more than the excess of the aggregate fair market value of all common shares subject to the Option immediately before such reorganization, consolidation or merger over the aggregate option price of such common shares, and the New
Option or assumption of the Option shall not give the Executive additional benefits which he does not have under this Option, or deprive him of benefits which he has under this Option.

                         VII - Rights and Restrictions

     7.01 Rights Prior to Exercise of Option. This Option is non-transferable by
          ----------------------------------
Executive, except in the event of his death, and during his lifetime is exercisable only by him. No person shall have any rights as a stockholder with respect to any common shares purchasable hereunder until payment of the option price in accordance with Section 4.02 or 4.03 hereof, and delivery to him of such common shares as herein provided.

     7.02 Restriction on Disposition.  All common shares acquired by Executive
          --------------------------
pursuant to this Agreement shall be subject to the restrictions on sale, encumbrance and other disposition contained in the Corporation's By-Laws, or imposed by applicable state and federal laws or regulations regarding the registration or qualification of such acquisition of common shares, and may not be sold or otherwise disposed of except in accordance with applicable exemptions from registration under applicable federal and state laws or pursuant to registration thereunder.

     7.03 Refusal Option. All common shares acquired by Executive pursuant
          --------------
to this Agreement shall be subject to the Right of Refusal Agreement among Executive, Allen L. Witters and WorldCom Inc.

                             VIII - Miscellaneous

     8.01 Binding Effect.   This Agreement shall inure to the benefit of and be
          --------------
binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     8.02 Construction.  This Agreement shall be construed in accordance with
          ------------
the laws of the State of Minnesota, excluding the conflicts of laws provisions thereof. This Agreement shall also be construed, to the extent

                                  Exhibit 6A-6

                            Edward J. Driscoll, III
                            Stock Option Agreement
                                 _______, 1996

practicable, consistently with the Employment Agreement between the Corporation and the Executive dated as of the date first above written.

     In witness whereof, the parties have signed this Incentive Stock Option Agreement the day and year first above written.

     "Executive"                           "Corporation"

                                           Netco Communications Corporation

By: __________________________             By: ___________________________
    Edward J. Driscoll, III                    Edward J. Driscoll, III

                                 Exhibit 6A-7

                                   Exhibit 7

                        EXECUTIVE EMPLOYMENT AGREEMENT
                        ------------------------------

     AGREEMENT, made and entered into as of the _____ day of November, 1996, by and between Netco Communications Corporation, a Minnesota corporation (the "Corporation"), and Allen L. Witters ("Executive").

     RECITALS:
     ---------

     WHEREAS, the Executive is the Chief Technology Officer of the Corporation;

     WHEREAS, the Executive's leadership and services have constituted a major factor in the successful growth and development of the Corporation's business; and

     WHEREAS, the Corporation desires to employ and retain the unique experience, ability and services of the Executive as a principal executive officer; and

     WHEREAS, the Corporation and the Executive desire to record the terms of Executive's continued employment by the Corporation;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

     1.)  Term of Employment. Subject to the terms and conditions of this
          ------------------
Agreement, the Corporation hereby employs Executive and Executive hereby accepts employment for the period commencing October 1, 1996, and ending December 31, 1998, and thereafter for successive one year periods ending December 31 of each succeeding year unless and until the employment is terminated in accordance with the provisions of this Agreement. Each December 31, commencing December 31, 1998, shall be designated the "Annual Renewal Date."

     2.)  Duties, Responsibilities, and Authority. During the term of this
          ---------------------------------------
Agreement, Executive shall serve as Chief Technology Officer of the Corporation. As such, Executive shall be responsible for the overall management and direction of the technology, infrastructure and technical network operations of the Corporation, and he shall have such duties as are generally appropriate to his position and such authority as shall be required to enable him to perform these duties, including but not limited to the authorities and duties currently prescribed in the Articles of Incorporation and the Bylaws of the Corporation, subject to the power of the shareholders and/or directors of the Corporation to amend or modify such Articles of Incorporation or Bylaws. The Executive shall exert his best efforts and devote

                                 Exhibit 7 - 1
substantially all of his time and attention to the Corporation's business. The Executive shall be in charge of the development of technology and infrastructure of the Corporation, and shall have full authority and responsibility, subject only to the direction, approval, and control of the Corporation's Chief Executive Officer, and to the general direction, approval and control of the Corporation's Board of Directors, for formulating technology policies and administering the Corporation's technology services and products in all respects. His powers shall include authority, upon consultation of the Corporation's Chief Executive Officer, to hire and fire Corporation personnel in his department and, with the permission of the Corporation's Chief Executive Officer, to retain consultants when he deems necessary to implement Corporation policies.

     3.)  Location of Employment.  Executive's services shall be rendered
          ----------------------
principally in Minneapolis, Minnesota and Executive shall not be required, without his consent, to change his residence or work location from either Hennepin County or Ramsey County, Minnesota by virtue of his employment with the Corporation.

     4.)  Compensation, Benefits, Expenses.
          --------------------------------

     (a)  Salary. The Corporation shall pay Executive a base salary at an annual
          ------
     rate of $150,000.00 commencing October 1, 1996. Salary shall be paid in accordance with the Corporation's regular payroll procedure, but not less frequently than monthly. Executive's base salary shall be reviewed periodically (at intervals of not more than 12 months) by the Board of Directors of the Corporation ("the Board of Directors" or "Board") or a committee thereof for the purpose of considering increases thereof. In evaluating increases in salary, such factors as corporate performance, individual merit, inflation and other appropriate considerations shall be taken into account.

     (b)  Stock Option. In addition to any other compensation or benefits to
          ------------
     which the Executive may be entitled under this Agreement or otherwise, Executive shall receive options to acquire Four Hundred Thousand (400,000) shares of the capital stork of the Corporation in accordance with the terms of that certain Stock Option Agreement which is attached hereto and marked Exhibit A.

     (c)  Bonus and Other Compensation. The Executive shall be entitled to
          ----------------------------
     additional bonus and other compensation as may be established from time to time by the Board of Directors based upon an annual business plan which shall set goals (which shall include achievement of revenue and profit measures which are reasonable at the time established) for the Corporation.

     (d)  Vacation.  During each year of his employment, Executive will be
          --------
     entitled to reasonable vacations not exceeding five weeks per year, holidays

                                 Exhibit 7 - 2
     and time off when ill, all at full pay. Vacations shall be at such time or times and for such periods as Employer and Executive shall agree.

     (e)  Automobiles.  The Corporation recognizes the Executive's need for an
          -----------
     automobile or automobiles for business purposes. It, therefore, shall provide the Executive with a reasonably suitable automobile or automobiles, including all related maintenance, repairs, insurance and other costs associated with such automobiles during the term of this Agreement or any renewal or extension thereof.

     (f)  Expenses. The Corporation recognizes that Executive will have to incur
          --------
     certain out-of-pocket expenses related to his services and the Corporation's business and that it will be extremely difficult to account for such expenses. It is understood that Executive's compensation is intended to cover all such out-of-pocket expenses. The Corporation, however, shall reimburse Executive for any specific expenditures incurred for travel, lodging, entertainment, and the like upon submission of appropriate receipts and documentation sufficient to substantiate them as reasonable and necessary business expenses.

     (g)  Employee Benefits. This Agreement shall not be in lieu of any rights,
          -----------------
     benefits and privileges to which Executive may be entitled as an employee of the Corporation under any retirement, pension, profit-sharing, insurance, group life insurance, hospitalization, surgical and major medical coverage, and long-term disability or other plans which may now be in effect or which may hereafter be adopted. Executive shall have the same rights and privileges to participate in such plans and benefits as any other employee during his period of employment. In addition, to the extent appropriate for a senior executive of the Corporation, Executive shall be entitled to participate in any pension and retirement plans, bonus plans and such other fringe benefit programs or plans as are or may be made available from time to time to executive and/or other salaried Executives of the Corporation.

     5.)  Termination.
          -----------

     (a)  Events of Termination. This Agreement may be terminated upon the
          ---------------------
     occurrence of any one of the following events:

          (1)  Voluntary. Executive may terminate this Agreement at any time
               ---------
               during the term of this Agreement by giving 30 days prior written notice of termination to the Board.

          (2)  Involuntary Without Cause. The Board, without cause, may
               -------------------------
               terminate this Agreement on any Annual Renewal Date during the term of this Agreement upon written notice to Executive at least 90 days prior to an Annual Renewal Date.

                                 Exhibit 7 - 3

          (3)  Involuntary With Cause.  The Board, upon written notice effective
               ----------------------
               immediately, may terminate this Agreement at any time during the term of this Agreement for cause. "Cause" for purposes of such termination shall mean the following:

               a. admission or conviction of an act of dishonesty by Executive with respect to the material interests of the Corporation;

               b. willful misfeasance or willful nonfeasance of a duty intended to injure or having the effect of injuring the reputation, business relationships of the Corporation, provided that for purposes hereof Executive shall not be deemed to have committed willful misfeasance or willful nonfeasance by reason of any act or failure to act by Executive done in good faith;

               c. conviction of Executive upon a charge of any crime involving moral turpitude or any felony reflecting unfavorably upon the Corporation; or

               d. Failure, neglect or refusal by Executive to perform his duties and responsibilities as set forth in this agreement (other than by reason of disability due to physical or mental illness or by reason of permitted vacations or holidays) without the same being corrected upon ninety (90) business days prior written notice from the Corporation specifying such non-performance.

          (4)  Bankruptcy. This Agreement may be terminated by either party
               ----------
               upon written notice to the other effective immediately if the other party to this Agreement:

               a.   is adjudicated as a bankrupt;

               b. is subject to the entry of an order, judgment, or decree by any court of competent jurisdiction approving a petition appointing a trustee, receiver, or liquidator of all or a substantial part of the party's assets;

               c. makes or attempts to make an assignment for the benefit of creditors; or

               d. institutes or attempts to institute voluntary bankruptcy proceedings.

                                 Exhibit 7 - 4

     (5)  Death. This Agreement shall terminate upon the death of the Executive.
          -----

     (6)  Disability.  This Agreement shall terminate upon the permanent
          ----------
          disability of Executive. For the purposes of this Agreement, Executive shall be deemed permanently disabled if any ailment, illness or other incapacity prevents him from performing his duties as specified in this Agreement for a period of six consecutive months or for an aggregate of six months in any twelve month period from the date of this Agreement.

     (7)  Purchase of Executive's Shares by WorldCom Inc. This Agreement shall
          ---------------------------------------------
          terminate on the Annual Renewal Date next following sale by Executive of all shares and options to purchase shares of the Corporation owned by him to WorldCom Inc. pursuant to Section 4.02 of that certain Preferred Stock, Subordinated Note and Warrant Purchase Agreement between WorldCom Inc. and the Corporation ("Preferred Stock Purchase Agreement").

(b)  Consequences of Termination.
     ---------------------------

     (1) In the event of the termination of this Agreement in accordance with Subparagraph 5(a)(1) or 5(a)(3) above (voluntary termination or involuntary termination with cause), Executive shall be entitled to the base salary earned by him prior to the date of termination as provided herein computed on a pro rata basis to and including such date of termination. In addition, Executive shall also be reimbursed for his reasonable business expenses incurred prior to the date of termination.

     (2) In the event of the termination of this Agreement in accordance with Subparagraph 5(a)(7) above (purchase of Executive's shares by WorldCom), Executive shall be entitled to the base salary earned by him prior to the date of termination as provided herein computed on a pro rata basis to and including such date of termination. In addition, Executive shall also be reimbursed for his reasonable business expenses incurred prior to the date of termination. In the event termination pursuant to Subparagraph 5(a)(7) above occurs on or prior to December 31, 1999, then, to the extent that the consideration received by Executive in exchange for his options to purchase shares of the Corporation is a non-cash consideration, all stock options under the Stock Option Agreement (Exhibit A) that have not theretofore vested (including any and all options or rights received or exchanged therefor by Executive as a consequence of

                                 Exhibit 7 - 5
          the transaction occurring pursuant to Section 4.02 of the Preferred Stock Purchase Agreement) shall immediately vest and become exercisable in accordance with the provisions of said Stock Option Agreement thereto applicable. In addition, in the event termination pursuant to Subparagraph 5(a)(7) occurs on or prior to December 31, 2000, then Executive shall also receive a lump sum payment in the amount of Seventy Five Thousand Dollars ($75,000).

     (3) If the Corporation terminates this Agreement without cause pursuant to Subparagraph 5(a)(2) above (involuntary without cause), Executive shall be entitled to receive a severance cash payment as liquidated damages for, and in lieu of, any and all damages which he may incur as a result of such termination in an amount equal to the greater of (i) the Executive's then base salary for two years, or (ii) the amounts reasonably estimated to be due hereunder for the two year period following the Annual Renewal Date upon which the termination becomes effective, which shall be payable within 30 days from the date of termination plus, in either case, one half of the cash bonus (determined pursuant to Paragraph 4(c) above relating to Bonus and Other Compensation), to which Executive would have been entitled had he continued in the employment of the Corporation for the year following termination, which payment shall be payable in accordance with Paragraph 4(b). Additionally, If the Corporation terminates this Agreement without cause pursuant to Subparagraph 5(a)(2) above, all stock options under the Stock Option Agreement (Exhibit A) that have not theretofore vested shall immediately vest and become exercisable in accordance with the provisions of said Stock Option Agreement.

     (4) In the event this Agreement is terminated due to the death (pursuant to Subparagraph 6(a)(5)) or disability (pursuant to Subparagraph 6(a)(6)) of Executive, Executive (or his estate) shall be entitled to his then base salary for a period of six months, plus the cash bonus payable with respect to the fiscal year of death or disability, in accordance with normal payment procedures under this Agreement.

6.)  Non-Competition. Executive covenants and agrees that:
     ---------------

(a) During the term of this Agreement, he shall not without the prior written consent of the Corporation, directly or indirectly, as an Executive, employer, agent, principal, proprietor, partner, stockholder, consultant, director, or corporate officer, engage in any business engaged in the high-

                                 Exhibit 7 - 6
speed, transaction based electronic data transportation and delivery business (the "Competitive Business") or render any services to any business that is engaged in a Competitive Business.

(b) For a period of two years (the "Non-Competition Period") after Executive has ceased to be employed by the Corporation or any subsidiary of the Corporation, Executive shall not without the prior written consent of the
Corporation:

     (1)  directly or indirectly engage in, or

     (2) be employed by any person, firm, partnership, association, corporation or business organization, entity or enterprise that is, or is about to become, directly or indirectly engaged in,

any Competitive Business. For purposes hereof, "Competitive Business" shall mean engaging or having a material interest, directly or indirectly as owner, employee, officer, director, partner, venturer or stockholder, capital investor, consultant, agent, principal advisor or otherwise, either alone or in association with others, in the operation of a high speed, transaction based, electronic data transportation and delivery business; provided, however, that the restrictions contained in this Subparagraph (b) shall not apply to any business that does not meet both of the following requirements:

     (1) the Corporation or a subsidiary of the Corporation shall have operated such business, or had such business in the planning or development stage therein, during the 120-day period immediately prior to Executive's ceasing to be employed by the Corporation or any subsidiary of the Corporation, and

     (2) Executive, during such period, shall have had substantial planning development, administrative or operational responsibilities for such business of the corporation or such subsidiary of the Corporation in such area.

(c) Executive shall not during the Non-Competition Period (i) solicit any employee of the Corporation to engage in a Competitive Business, or (ii) personally solicit customers of the Corporation in a manner which is competitive with the Corporation.

(d)  If the scope of any restrictions contained in Subparagraphs 6(a), (b) or
(c) hereof are too broad to permit enforcement of such restrictions to their full extent, then such restrictions shall be enforced to the maximum extent permitted by law, and Executive hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restrictions. Ownership of less than five (5%) percent of the outstanding

                                 Exhibit 7 - 7
     stock of a corporation traded on a national securities exchange shall not be deemed to breach or conflict with the provisions of Subparagraphs (a) or
     (b) of this Section 6.

     7.)  Trade Secrets.  Executive shall not at any time during the term of
          -------------
this Agreement or thereafter, or in any manner, either directly or indirectly, divulge, disclose or communicate to any person, firm or corporation in any manner whatsoever any information concerning any matters affecting or relating to the business of the Corporation, including without limiting the generality of the foregoing, any of its customers, the prices it obtains or has obtained from the sale of, or at which it sells or has sold, its products, or any other information concerning the business of the Corporation, its manner of operation, its plans, processes, or other data without regard to whether all of the foregoing matters will be deemed confidential, material, or important, the parties hereto stipulating that as between them, the same are important, material, and confidential and gravely affect the effective and successful conduct of the business of the Corporation, and the Corporation's good will, and that any breach of the terms of this paragraph shall be a material breach of this Agreement.

     8.)  Disclosure and Assignment. Except as provided elsewhere in this
          -------------------------
Agreement, Executive shall treat as for the Corporation's sole benefit and fully and promptly disclose to the Corporation, without additional compensation, all ideas, discoveries, inventions and improvements, whether patentable or not, relating to high-speed, transaction based electronic data transportation and delivery services, which while the Executive is employed by the Corporation are made, conceived or reduced to practice by Executive, alone or with others, during or after usual working hours, either on or off the job, and Executive hereby assigns to the Corporation all such ideas, discoveries, inventions and improvements relating to high-speed, transaction based electronic data transportation and delivery to be the Corporation's exclusive property.

     9.)  Disclosure and Right of First Refusal. Paragraph 8 of this Agreement
          -------------------------------------
shall not apply to any ideas, discoveries, inventions and improvements for which no equipment, supplies, facility or trade secret information of the Corporation was used, and which was developed entirely on Executive's own time, and (1)
          ---                                                       ---
which does not relate (a) directly to high-speed, transaction based electronic data transportation and delivery or (b) to the Corporation's actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by Executive for the Corporation. Executive will, nonetheless, promptly disclose all such ideas, discoveries, inventions and improvements to the Corporation and offer to the Corporation the right of first refusal to enter into a license or purchase agreement covering the subject idea, discovery, invention or improvement on terms mutually agreed to by Executive and the Corporation. In the event the Corporation and Executive cannot agree on terms and Executive receives an offer to enter into a license or purchase agreement with some other party on terms more favorable to that other party than the terms offered to the

                                 Exhibit 7 - 8

Corporation, then the Corporation shall have the right and Executive shall have the obligation to offer to the Corporation the idea, discovery, invention or improvement on such terms as offered to the other party. When such an offer is made to the Corporation pursuant to the preceding sentence, it must be accepted by the Corporation within thirty, (30) days; or if not accepted, the right of first refusal hereunder as to that offer shall terminate.

     NOTICE: Paragraph 9 hereof requires Executive to assign rights to inventions to the Corporation or its successors. Minnesota Statutes (S) 181.78 limits the scope of agreements requiring the inventions be assigned to employers. The statute states that such assignment agreements do not apply:

          "to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and
                                                               ---
          which was developed entirely on the Executive's own time, and (1) which does not relate (a) directly to the business
          ---
          of the employer or (b) to the employer's actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the Executive for the employer." (Underlining added).

     Please note that Paragraph 9 of this Agreement uses these statutory terms to define the inventions which are not automatically assigned to the Corporation but instead are subject to a right of first refusal in favor of the Corporation.

     10.) Assistance to the Corporation. Executive shall give the Corporation,
          -----------------------------
at the Corporation's expense, all assistance the Corporation reasonably requires to perfect, protect, and exercise the rights to all ideas, discoveries, inventions or improvements acquired by the Corporation pursuant to the assignment provisions of Paragraph 8 of this Agreement or the right of first refusal provisions of Paragraph 9 of this Agreement.

     11.) Documents and Tangible Property. All documents or other tangible
          -------------------------------
property relating in any way to the business of the Corporation which are conceived or generated by Executive or come into Executive's possession during Executive's employment shall be and remain the Corporation's exclusive property, and Executive agrees to return all such documents and tangible property to the Corporation upon termination of Executive's employment by the Corporation or at such earlier or later time the Corporation may request Executive to do so.

     12.) Remedies for Breach of Covenants of Executive. The covenants set
          ---------------------------------------------
forth in Paragraphs 6, 7, 8, 9, 10 and 11 of this Agreement shall continue to be binding upon Executive, notwithstanding the termination of his employment with the Corporation for any reason whatsoever. Such covenants shall be deemed and construed as separate agreements independent of any other provisions of this Agreement. The existence of any claim or cause of action by Executive against the

                                 Exhibit 7 - 9

Corporation, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Corporation or any or all of such covenants. It is expressly agreed that the remedy at law for the breach of any such covenant is inadequate and that temporary and permanent injunctive relief shall be available to prevent the breach or any threatened breach thereof, without the necessity of proof of actual damages; provided, however, that it is expressly agreed that the provisions of Subparagraph 6(b) shall immediately become void and no longer of any effect whatsoever in the event of a merger or consolidation of the Corporation into another corporation in which the Corporation is not the surviving corporation or which requires the stockholders of the Corporation to exchange their shares of Common Stock of the Corporation for any other class of capital stock, expressly excepting any transaction involving the issuance of the capital stock of WorldCom Inc. The termination of such provision shall be effective on the effective date of such merger or consolidation.

     13.) Notices. Any notices to be given hereunder by either party to the
          -------
other may be effected either by personal delivery in writing or by mail, registered or certified, postage prepaid, with return receipt requested. Personal delivery to the Corporation shall mean personal delivery to the Chairman of the Board of Directors. Mailed notices shall be addressed to the respective addresses shown below. Either party may change its address for notice by giving written notice in accordance with the terms of this Paragraph 13.

     (a)  If to Executive:

          Allen L. Witters
          9640 Eden Prairie Road
          Eden Prairie, Minnesota 55487

     (b)  If to the Corporation:

          Netco Communications Corporation
          104 Union Plaza
          333 North Washington Ave.
          Minneapolis, MN 55401

          with a copy to:

          WorldCom Inc.
          515 E. Amite
          Jackson, Mississippi 39201
          Attention:  K. William Grothe, Jr.
                      Vice President

                                Exhibit 7 - 10

     14.) Successors and Assigns; Sale of Business.
          ----------------------------------------

     (a) The Corporation's rights and obligations under this Agreement shall inure to the benefit of and shall be binding upon the Corporation's successors and assigns.

     (b) In the event of a merger or consolidation of the Corporation with any other corporation or corporations, the sale by the Corporation of a major portion of its assets or of its business and goodwill, or any other corporate reorganization involving the Corporation, this Agreement shall be assigned and transferred to such successor in interest as an asset of the Corporation; and the Corporation agrees that it shall make it a condition of such sale or transfer agreement that the purchaser or assignee shall assume the Corporation's obligations under this Agreement.

     (c) In the event of any such assignment, the Executive agrees to continue to perform his duties according to the terms of this Agreement to or for such assignee or transferee of this Agreement; provided, however, the Corporation shall remain secondarily liable as a guarantor of such assignee's or transferee's obligations to the Executive under this Agreement. The Executive acknowledges that his services are unique and personal, and, accordingly, the Executive may not assign his rights (except the right to receive payments due to him) or delegate his duties or obligations under this Agreement.

     15.) General Provisions.
          ------------------

     (a)  Law Governing. This Agreement shall be governed by and construed in
          -------------
     accordance with the laws of the State of Minnesota.

     (b)  Invalid Provisions. If any provision of this Agreement is held to be
          ------------------
     illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and still be legal, valid or enforceable.

     (c)  Entire Agreement. This Agreement sets forth the entire understanding
          ----------------
     of the parties and supersedes all prior agreements or understandings, whether written or oral, with respect to the subject matter hereof. The prior Employment Agreement dated September 24, 1994 between the parties hereto

                                Exhibit 7 - 11
     is terminated. No terms, conditions, warranties, other than those contained herein, and no amendment or modifications hereto shall be binding unless made in writing and signed by the parties hereto.

     (d)  Binding Effect.  This Agreement shall extend to and be binding upon
          --------------
     and inure to the benefit of the parties hereto, their respective heirs, representatives, successors and assigns. This Agreement may not be assigned by Executive.

     (e)  Waiver. The failure of either party to insist in any one or more
          ------
     instances upon performance of any term or condition of this Agreement shall not be construed a waiver of its future performance. The obligations of either party with respect to such term, covenant or condition shall continue in full force and effect.

     (f)  Titles. Titles of the paragraphs herein are used solely for
          ------
     convenience and shall not be used for interpretation or construing any word, clause, paragraph, or provision of this Agreement.

     (g)  Counterparts. This Agreement may be executed in two or more
          ------------
     counterparts each of which shall be deemed an original, but which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Corporation and Executive have executed this Agreement as of the date and year first written

"EXECUTIVE"                             NETCO COMMUNICATIONS
                                        CORPORATION

___________________________             By:___________________________
Allen L. Witters                           Edward J. Driscoll, III
                                           Chief Executive Officer



                                Exhibit 7 - 12

                                  Exhibit A to
                         Executive Employment Agreement

                            STOCK OPTION AGREEMENT

     THIS AGREEMENT, made and entered into as of and effective this ___ day of November 1996, by and between NETCO COMMUNICATIONS CORPORATION, a Minnesota corporation (hereinafter referred to as the "Corporation") and ALLEN WITTERS, a resident of the State of Minnesota (hereinafter referred to as the "Executive").

     WHEREAS, the Corporation considers it desirable and in its best interests that the Executive be given an inducement to acquire a proprietary interest in the Corporation and an added incentive to advance the interests of the Corporation, by possessing an option to purchase common shares of the Corporation.

     NOW THEREFORE, in consideration of the premises and of the mutual promises and consideration provided herein, the parties agree as follows:

                          Section I - Grant of Option

     1.01 Grant of Option. The Corporation grants to Executive an Option
          ---------------
(the "Option") to purchase FOUR HUNDRED THOUSAND (400,000) common shares of the Corporation at a purchase price of $4.81 per share.

                        Section III - Term and Duration

     2.01 Term and Duration. The Option shall have a term commencing with the
          -----------------
date first above written and expiring on December 31, 2007.

                             Section III - Vesting

     3.01 Vesting of Option. Subject to earlier vesting and exercise provisions
          -----------------
of Paragraph 3.02 hereof, the Option shall vest and may be exercised in incremental amounts at the rate of fifty (50) shares for each Installed Customer Site that becomes first installed during a calendar quarter during the term of the Option, commencing with the calendar quarter ending March 31, 1997, and for each successive calendar quarter through expiration of the term of the Option.

     3.02 Earlier Vesting of Option. The provisions of Paragraph 3.01 to the
          -------------------------
contrary notwithstanding, the Option shall immediately vest and become immediately exercisable in its entirety in any of the following events:

                                Exhibit 7A - 1

                                 Allen Witters
                            Stock Option Agreement
                                ________, 1996


     (a) Executive's employment by the Corporation is terminated "involuntarily without cause" as that phrase is defined in that certain Employment Agreement (the "Employment Agreement") between the Corporation and the Executive, dated of even date with this Stock Option Agreement;

     (b) The Employment Agreement is terminated pursuant to Section 5(a)(7) of the Employment Agreement prior to December 31, 1999.

     (c) An Acquisition or Change of Control occurs during the period commencing January 1, 1997 and ending January 31, 1999.

     3.03 Definitions. For purposes of this Section 3, the following words shall
          -----------
have the meanings ascribed to them.

     (a)  Acquisition. "Acquisition" means either (i) the purchase of all or
          -----------
          substantially all of the assets of the Corporation by any person or party, or (ii) the merger or consolidation of the Corporation with any person or party; provided that neither (i) the purchase of all or substantially all of the assets of the Corporation by WorldCom Inc., nor (ii) a merger or consolidation in which the shares of the Corporation are exchanged for shares WorldCom Inc., of a class that is registered under the Securities Exchange Act of 1934 shall be deemed to be an "acquisition" for purposes hereof.

     (b)  Change of Control. "Change of Control" means the election by
          -----------------
          shareholders of the Corporation of a majority of directors of the Corporation who were not recommended by the Corporation's executive management for nomination for election as directors, provided that election of a majority of the directors of the Corporation who receive the affirmative vote of WorldCom Inc., shall not be deemed a change of control.

     (c)  Customer. "Customer" shall mean a customer of the Corporation who has
          --------
          subscribed to, and agreed to pay for, Use Fees for use of the Corporation's WAM!NET Service.

     (d)  Installed Customer Site. "Installed Customer Site" shall mean a
          -----------------------
          customer that has been continually connected to the Corporation's WAM!NET Service for at least Ninety (90) days or has begun either (i) to pay minimum monthly Use Fees under a service agreement

                                Exhibit 7A - 2

                                 Allen Witters
                            Stock Option Agreement
                                ________, 1996


          or (ii) to incur use charges under an agreement having no minimum monthly Use Fees.

     (e)  Use Fees. "Use Fees" shall mean fees payable by a Customer for use of
          --------
          WAM!NET Services, and shall include fees payable by a Customer relating to remote proofing and digital image archiving and retrieval services.

     (f)  WAM!NET Service. "WAM!NET Service" shall mean the Corporation's
          ---------------
          WAM!NET(TM) Electronic Data Transportation and Delivery Service (the "WAM!NET Service") as presently configured or as may be configured in the future, and shall include services relating to remote proofing and digital image archiving and retrieval services.

                       Section IV - Exercise and Payment

     4.01 Method of Exercise. The Option shall be exercised by written notice to
          ------------------
the Board of the Corporation at the Corporation's principal place of business, accompanied by payment in cash or exercise of the Conversion Right as provided, respectively, in Paragraphs 4.02 or 4.03 hereof, or by some combination thereof. The notice shall specify how many shares are being acquired for cash in accordance with Paragraph 4.02 hereof, and how many by exercise of the Conversion Right in accordance with Paragraph 4.03 hereof. The notice shall also be accompanied by any document reasonably required by the Corporation to be executed by Executive acknowledging the applicable restrictions on the transfer of the common shares being purchased as set forth under Section 7.02 of this Agreement.

     4.02 Payment in Cash. The notice specified in Paragraph 4.01 hereof shall
          ---------------
be accompanied by payment of the option price for the shares being purchased for cash, which shall be in the form of cash or cashier's check or certified check or, in the sole discretion of the Board, or the Committee if such exists, by such other form of payment acceptable to the Corporation.

     4.03 Payment by Exercise of Conversion Right. In the alternative, the
          ---------------------------------------
notice specified in Paragraph 4.01 hereof shall be accompanied by payment for the shares being purchased by exercise of the Conversion Right provided in this paragraph. The holder of this option shall have the right to require the Corporation to convert this option, to the extent then vested, to shares of Common Stock of the Corporation at any time prior to December 31, 2006. Upon exercise of the Conversion Right, the Corporation shall deliver to the holder of this Option (without payment of the exercise price in cash or check as provided

                                Exhibit 7A - 3

                                 Allen Witters
                            Stock Option Agreement
                                ________, 1996


in Paragraph 4.02 hereof) shares of the Corporation's common Stock in number equal to the quotient obtained by dividing


     (a) the value of the Option at the time the Conversion Right is exercised (determined by subtracting the aggregate Option exercise price at the time the Conversion Right is exercised) from the aggregate Fair Market Value, as determined immediately prior to the exercise of the Conversion Right, of the aggregate Fair Market Value of the shares for which the Option may be exercised by

     (b) the Fair Market Value of one share of common stock immediately prior to the exercise of the Conversion Right.

The immediately preceding formula is illustrated by the following example where
(i) the number of optioned shares being acquired by exercise of the Conversion Right is 10,000, (ii) the per share exercise price of the Option is $4.81, and
(iii) the applicable Fair Market Value is $14.43: [(10,000 x 14.43) - (10,000 x 4.81)] / 14.43 = [144,300 - 48,100] / 14.43 = 96,200/14.43 = 6,667 shares.

     4.04 Delivery of Certificates. Upon receipt of the Notice of Exercise,
          ------------------------
together with any document specified in Paragraph 4.01 hereof accompanied by payment in accordance with either Paragraph 4.02 or 4.03 hereof, the Corporation will deliver to the holder of this Option a certificate or certificates for the number of shares of common stock issuable thereupon, together with a payment in cash in lieu of any fraction of a share. The Corporation shall make prompt delivery of a certificate or certificates representing such common shares, provided that if any law or regulation requires the Corporation to take any action with respect to the common shares specified in such notice before the issuance thereof, then the date of delivery of such common shares shall be extended for the period necessary to take such action.

     4.05 Fair Market Value.  "Fair Market Value" of a share of the
          -----------------
Corporation's common stock as of a particular date (the "Determination Date") shall mean:

     (a) If the Corporation's common stock is traded on an exchange or is quoted on NASDAQ then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date;

     (b) If the Corporation's common stock is not traded on an exchange or on NASDAQ but is traded in the over-the-counter securities market, then the average closing bid and asked prices reported for

                                 Exhibit 7A-4

                                 Allen Witters
                            Stock Option Agreement
                                ________, 1996

          the ten (10) business days immediately preceding the Determination Date; and

     (c) If the Corporation's common stock is not publicly traded, then the Fair Market Value as determined in good faith by the Company's Board of Directors upon advice of a national investment banking firm whom, upon request of the holder of this Option, the Corporation shall select and retain to render such valuation.

                            Section V - Termination

     5.01 Termination of Option. Except as herein otherwise provided, the
          ---------------------
Option granted under this Agreement, to the extent not theretofore exercised, shall terminate upon the first to occur of the following events:

     (a) Ninety (90) days following the Executive's voluntary termination of Executive's employment by the Corporation.

     (b) Ninety (90) days following the Executive's termination of employment by the Corporation "involuntarily for cause" as that phrase is defined in the Employment Agreement.

     (c) The expiration of twelve months from the date of Executive's death should Executive die within three months of termination of employment by the Corporation.

     (d)  11:59 PM Minneapolis, Minnesota, local time on December 31, 2007.

     5.02 Governing Date. No provision of this Agreement to the contrary
          --------------
withstanding, neither the Option nor any right claimed thereby or hereby, therein or herein, or thereunder or hereunder shall be exercisable by anyone after Dec. 31, 2007.

          Section VI - Reclassification, Consolidation or Merger

     6.01 Reclassification, Split or Dividend. If and to the extent that the
          -----------------------------------
number of issued common shares of the Corporation shall be increased or reduced by change in par value, split up, reverse split, reclassification, distribution of a dividend payable in stock, or the like, the number of common shares subject to the Option and the option price per share shall be proportionately adjusted.

                                 Exhibit 7A-5

                                Allen Witters
                            Stock Option Agreement
                                ________, 1996

         6.02  Consolidation or Merger. If the Corporation is reorganized or
               -----------------------
consolidated or merged with another corporation, the Executive shall be entitled to receive an option (the "New Option") covering common shares of such reorganized, consolidated or merged Corporation in the same proportion, at an equivalent price, and subject to the same conditions as the Option. For purposes of the preceding sentence, the excess of the fair market value of the common shares subject to the Option immediately after the reorganization, consolidation or merger over the aggregate option price of such common shares shall not be more than the excess of the aggregate fair market value of all common shares subject to the Option immediately before such reorganization, consolidation or merger over the aggregate option price of such common shares, and the New
Option or assumption of the Option shall not give the Executive additional benefits which he does not have under this Option, or deprive him of benefits which he has under this Option.

                         VII - Rights and Restrictions

         7.01  Rights Prior to Exercise of Option. This Option is non-
               ----------------------------------
transferable by Executive, except in the event of his death, and during his lifetime is exercisable only by him. No person shall have any rights as a stockholder with respect to any common shares purchasable hereunder until payment of the option price in accordance with Section 4.02 or 4.03 hereof, and delivery to him of such common shares as herein provided.

         7.02  Restriction on Disposition. All common shares acquired by
               --------------------------
Executive pursuant to this Agreement shall be subject to the restrictions on sale, encumbrance and other disposition contained in the Corporation's By-Laws, or imposed by applicable state and federal laws or regulations regarding the registration or qualification of such acquisition of common shares, and may not be sold or otherwise disposed of except in accordance with applicable exemptions from registration under applicable federal and state laws or pursuant to registration thereunder.

         7.03  Refusal Option. All common shares acquired by Executive pursuant
               --------------
to this Agreement shall be subject to the Right of Refusal Agreement among Executive, Edward J. Driscoll, III and WorldCom Inc.

                             VIII - Miscellaneous

         8.01  Binding Effect. This Agreement shall inure to the benefit of and
               --------------
be binding upon the parties hereto and their respective heirs, executors, administrators successors and assigns.

                                 Exhibit 7A-6

                                 Allen Witters
                            Stock Option Agreement
                                ________, 1996

         8.02 Construction. This Agreement shall be construed in accordance with
              ------------
the laws of the State of Minnesota, excluding the conflicts of laws provisions thereof. This Agreement shall also be construed, to the extent practicable, consistently with the Employment Agreement between the Corporation and the Executive dated as of the date first above written.

     In witness whereof, the parties have signed this Incentive Stock Option Agreement the day and year first above written.

     "Executive"                          "Corporation"

                                          Netco Communications Corporation


By:_______________________                By:___________________________
    Allen Witters                            Edward J. Driscoll, III

                                 Exhibit 7A-7

                                   Exhibit 8

                          RIGHT OF REFUSAL AGREEMENT

         THIS RIGHT OF REFUSAL AGREEMENT (Agreement) is made this ____ day of November, 1996, by and among WorldCom, Inc., a Georgia corporation ("WCOM"), Edward J. Driscoll, III ("Driscoll") and Allen L. Witters ("Witters").

                                   RECITALS

         Netco Communications Corporation, a Minnesota Corporation ("Netco"), is engaged in the design, development and deployment of a high-speed, transaction based electronic data transportation and delivery service. Netco presently serves as its own transfer agent for its Common Stock.

         Driscoll is the Chief Executive Officer of Netco. Driscoll owns four hundred thousand (400,000) shares of the Common Stock of Netco represented by Certificate No. 1 standing in his name on the books and records of Netco, and also enjoys an option to acquire, according to the terms thereof, an additional four hundred thousand (400,000) shares of the Common Stock of Netco. The four hundred thousand (400,000) shares of Netco Common Stock presently owned by Driscoll, together with any additional shares of Netco Common Stock which Driscoll may acquire in the future by reason of the exercise of the option or otherwise are herein referred to as the "Driscoll Shares".

         Witters is the Chief Technology Officer of Netco. Witters owns four hundred thousand (400,000) shares of the Common Stock of Netco represented by Certificate No. 2 standing in his name on the books and records of Netco, and also enjoys an option to acquire, according to the terms thereof, an additional four hundred thousand (400,000) shares of the Common Stock of Netco. The four hundred thousand (400,000) shares of Netco Common Stock presently owned by Witters, together with any additional shares of Netco Common Stock which Witters may acquire in the future by reason of the exercise of the option or otherwise are herein referred to as the "Witters Shares".

         Driscoll and Witters are each founders of Netco and comprise its principal executive and technical management. The Driscoll Shares and the Witters Shares are sometimes referred to herein as "Shares."

         WCOM and Netco, have concurrently herewith, and contingent upon the execution hereof, entered into a certain Preferred Stock, Subordinated Note and Warrant Purchase Agreement (the "WCOM Agreement"), contemplating a substantial investment by WCOM into Netco.

                                  Exhibit 8-1

         WCOM, Driscoll and Witters each desire preserve and provide for the successful continuity of Netco's management and thereby to provide for the orderly disposition of the Driscoll Shares and the Witters Shares under the circumstances contemplated in this Agreement.

         In consideration of WCOM entering into the WCOM Agreement with Netco, and in the further consideration of the mutual promises, covenants and conditions herein contained, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Driscoll, Witters and WCOM agree as follows:

         1.)   Restriction on Transfer. Neither Driscoll nor Witters may sell or
               -----------------------
engage in any transaction which will result in a change of beneficial or record ownership of any of the Shares held by them including, without limitation, a voluntary or involuntary sale, assignment, transfer, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy (a transfer) except as provided in this Agreement, and any transfer of the Shares or attempt to transfer the Shares in contravention of this Agreement shall be void and ineffective for any purpose or confer in any transferee or purported transferee any rights whatsoever. This restriction shall apply only to the Shares identified in the Recitals, and shall not apply to other shares of Netco which either Driscoll or Witters may acquire in the future.

         2.)   Rights of First and Second Refusal. In the event either Driscoll
               ----------------------------------
or Witters (the "Selling Shareholder") proposes to transfer or is required by operation of law or other involuntary transfer any or all of the Shares (the "Offered Shares") then standing in the his name during the term of this Agreement, he shall first offer such shares to the other ("Offeree") in accordance with the following provisions:

          (a) The Selling Shareholder shall deliver written notice (Notice) to the Offeree, to WCOM and to NETCO stating (i) the Selling Shareholder's intention to transfer the Offered Shares, (ii) the identity of the proposed transferee, (iii) the price at which the Selling Shareholder proposes to transfer the Offered Shares, and (iv) the terms of payment upon which the Offered Shares are proposed to be transferred.

          (b) Within thirty (30) days after receipt of the Notice, the Offeree shall have the first right to purchase or obtain such shares, upon the price and the terms of payment designated in the Notice.

          (c) If the Offeree elects not to purchase or obtain all of the Offered Shares designated the Notice, then WorldCom shall have thirty
          (30) days to purchase or obtain such of the Shares not acquired by the Offeree, at the price and terms of payment designated in the Notice.

                                  Exhibit 8-2

          (d) If neither the Offeree nor WCOM elect to purchase or obtain all of the shares designated in the Notice, then the Selling Shareholder may transfer the shares referred to in the Notice to the proposed transferee named therein, providing (i) such transfer is completed within sixty (60) days following expiration of WorldCom's right to purchase or obtain such shares, and (ii) is made at the price and on the terms designated in the Notice.

          (e) Any of the Shares once offered pursuant to this Paragraph 2 which are not sold and transferred in accordance with the provisions of Subparagraph 2(d) must be again offered to the Offeree Shareholder and to WCOM by Notice in accordance with this Paragraph 2 prior to any other or subsequent proposed transfer of Shares.

          3.)  Legend on Stock Certificates. (a) Each certificate representing
               ----------------------------
the Shares now owned (or hereafter issued pursuant to exercise of the stock options referred to in the Recitals) shall be endorsed prominently with the following legend:

          THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDER RIGHT OF FIRST AND SECOND REFUSAL AGREEMENT BETWEEN WORLDCOM, INC., AND THE SHAREHOLDERS THAT ARE SIGNATORY THERETO, PROVIDING FOR, AMONG OTHER MATTERS, A RIGHT OF FIRST REFUSAL IN FAVOR OF THE SIGNATORY SHAREHOLDERS AND WORLDCOM TO PURCHASE THE SECURITIES REPRESENTED BY THIS CERTIFICATE. A COPY OF THE AGREEMENT IS ON FILE AT THE PRINCIPAL BUSINESS OFFICE OF NETCO COMMUNICATIONS CORPORATION, 102 UNION PLAZA, 333 N. WASHINGTON AVENUE, MINNEAPOLIS, MINNESOTA 55401.

          (b) Driscoll and Witters each agree to promptly present the certificates representing the Shares held by each, respectively, to Netco for endorsement with the above referenced legend.

          (c) Driscoll and Witters each agree that Netco may enter stop transfer instructions against any transfer of any of the Shares made in contravention of the provisions of Paragraph 2 of this Agreement, whether such shares be represented by a certificate issued to them or be uncertificated shares of Netco.

          4.)  Term of the Agreement. The restrictions on transfer of Shares set
               ---------------------
forth in Paragraph 1 of this Agreement together with the obligations of Notice and offer set forth in Paragraph 2 of this Agreement shall immediately terminate upon the earlier to occur of any of the following:

          (a)  Upon the dissolution or bankruptcy of Netco.

                                  Exhibit 8-3

         (b)   Upon Netco's becoming required to file periodic reports under
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

         (c)   Upon December 31, 2000.

         (d) Upon consummation of a sale made in accordance with Paragraph 2 of this Agreement to a person who is not a party to this Agreement.

         5.)   Modification. This Agreement, as applied to any Shareholder, may
               ------------
be amended at any time by the written agreement of WorldCom and a Shareholder affected thereby.

         6.)   Notice. Any Notice required or permitted hereunder shall be
               ------
delivered in person or sent by telecopier, air courier, or certified mail, return receipt requested, postage and fees prepaid in all cases to the person entitled to receive such Notice addressed as follows:

                                  Exhibit 8-4

               (a)  If to Driscoll:

                    Edward J. Driscoll
                    2500 Christian Drive
                    Chaska, Minnesota 55318

               (b)  If to Witters:

                    Allen L. Witters
                    9640 Eden Prairie Road
                    Eden Prairie, Minnesota 55437

               (c)  If to WCOM:

                    WorldCom Inc.
                    515 E. Amite
                    Jackson, Mississippi 39201
                    Attention: K. William Grothe, Jr.
                               Vice President

               (b)  If to Netco:

                    Netco Communications Corporation
                    104 Union Plaza
                    333 North Washington Ave.
                    Minneapolis, MN 55401

                    with a copy to:

                    WorldCom Inc.
                    515 E. Amite
                    Jackson, Mississippi 39201
                    Attention: K. William Grothe, Jr.
                               Vice President

Notice shall be effective upon delivery if it is hand delivered; upon receipt if it is transmitted by telecopier, air courier or registered, certified, or express mail; upon expiration of the third business day after deposit on the United States mail if mailed from and to an address in the United States; and upon expiration of the tenth (10th) business day after deposit on the United States mail if mailed from or to an address outside the United States.

         7.)   Succession. This Agreement shall be binding upon and inure to the
               ----------
benefit of parties hereto and upon their permitted successors and interests of any kind whatsoever, their heirs, executives, administrators and personal representatives.

                                  Exhibit 8-5

         8.)  Governing Law. This Agreement shall be governed in all respects by
              -------------
the laws of the State of Minnesota as such laws are applied to agreements between residents entered into and to be performed entirely within Minnesota and without regard to the conflicts of law provisions thereof. The parties hereby irrevocably consent to the exclusive jurisdiction and venue of the state or federal courts located in the State of Minnesota, County of Hennepin, for the resolution of any disputes arising out of this Agreement.

         9.)  Counterparts. This Agreement may be signed in any number of
              ------------
counterparts, each of which will be an original, but all of which together will constitute one and the same instrument.

         10.) Sole Agreement. This Agreement constitutes the entire agreement
              --------------
and understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements and understandings pertaining thereto whether oral or written.

         11.) Construction. The titles of the sections of this Agreement are for
              ------------
convenience of reference only and are not to be considered in construing this Agreement. The language of this Agreement shall be construed for its fair meaning and not strictly for or against any party.

         12.) Effectiveness. This Agreement shall become effective as of the day
              -------------
and year first above written upon the acknowledgment and consent of Netco in accordance with the Acknowledgment appended to this Agreement.

                                  Exhibit 8-6

     IN WITNESS WHEREOF, the parties have executed this Right of Refusal Agreement as of the day and year first above written.

WORLDCOM, INC.                          EDWARD J. DRISCOLL, III



By:___________________________          ____________________________
    K. William Grothe, Jr.                Edward J. Driscoll, III
    Vice President


                                        ALLEN L. WITTERS



                                        ____________________________
                                          Allen L. Witters

                                  EXHIBIT 8-7

                                ACKNOWLEDGMENT

     Netco Communications Corporation, a Minnesota corporation, acting in its capacity as transfer agent for its Common Stock, hereby acknowledges its receipt of the Right of Refusal Agreement, dated as of November__, 1996, among Edward
J. Driscoll, III, Allen L. Witters and WorldCom, Inc.


                                             NETCO COMMUNICATIONS

CORPORATION


Date: _________________________              By:_____________________________
                                                  Edward J. Driscoll, III
                                                  President

                                  Exhibit 8-8

                                   Exhibit 9

                              Opinion of Counsel


                                             (date)


Board of Directors
WorldCom Inc.
515 E. Amite
Jackson, Mississippi 39201

Ladies and Gentlemen:


          I have acted as counsel for Netco Communications Corporation, a Minnesota corporation (the "Company"), in connection with the execution and delivery by the Company of a certain Preferred Stock, Subordinated Note and Warrant Purchase Agreement (the "Investment Agreement") dated as of November 14,
                                 --------------------
1996, between the Company and WorldCom Inc. ("WCOM"), together with the execution and delivery by the Company of a 7% Subordinated Note due December 31, 2003 (the "Note") in principal face amount of Twenty Eight Million Five Hundred
           ----
Thousand Dollars ($28,500,000) in favor of WCOM, of a Warrant Certificate (the "Warrants") representing the right to purchase up to Four Million One Hundred
 --------
Fifty Seven Thousand Five Hundred (4,157,500) shares of the Company's Common Stock, par value $.01 per share, and the issuance of 100,000 shares of $10,00 par value Class A Preferred Stock of the Company (the "Preferred Stock"), in accordance with the terms thereof, and the execution of an Executive Employment Agreement (the "Driscoll Employment Agreement") dated as of ___________, 1996,
                -----------------------------
between the Company and Edward J. Driscoll, III, and of an Executive Employment Agreement (the "Witters Employment Agreement") dated as of _____________, 1996,
                ----------------------------
between the Company and Allen L. Witters. This opinion is delivered to you pursuant to Paragraph 8.02(h) of the Investment Agreement.

          The Investment Agreement, the Note, the Warrants, the Preferred Stock, the Driscoll Employment Agreement and the Witters Employment Agreement are sometime collectively referred to herein as the "Agreements." Capitalized terms
                                                 ----------
appearing herein that are not otherwise defined shall have the meanings ascribed to them in the Agreements.

          For purposes of this opinion, I have reviewed such questions of law and examined such corporate records, certificates and other documents as I have

                                  Exhibit 9-1

Board of Directors
WorldCom Inc.
__________________,1996
page 2

considered necessary or appropriate. As to various questions of fact, I have relied without investigation upon representations made in the Agreements and upon certificates of officers of the Company. I have also examined such certificates of public officials, corporate documents and records, and other certificates and instruments, and have engaged in such other investigation as I have deemed necessary in connection with the opinions hereinafter set forth. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons, the conformity to the originals of all documents submitted to me as copies, the valid execution of all agreements and documents referred to herein by all parties thereto other than the Company and the enforceability of such agreements against all parties other than the Company.

          Whenever the opinions expressed herein or matters set forth in "Scope of Opinion" are qualified by or use the phrase "to my knowledge," "known to me" or words of like import, it indicates that during the course of my representation of the Company and after reasonable inquiry limited as described in this letter with respect to the subject matter of any such opinion, no information has come my attention for such purpose, which would give me knowledge of the existence or nonexistence of relevant facts. No inference as to my knowledge of the existence or nonexistence of any facts should, or may be, drawn merely from the fact that I represent the Company.

          Based upon and subject to the foregoing and subject to the limitations and qualifications set forth in "Scope of Opinion," I am of the opinion that, under applicable law in effect on the date of this opinion:

               1. The Company is duly organized, validly existing and in good standing as a corporation under the laws of the state of Minnesota, has all corporate power and authority to own its properties and to carry on its businesses as now being conducted, and is duly qualified and in good standing as a foreign corporation, and is authorized to do business, in all jurisdictions in which the character of its properties or the nature of its businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, have not had a materially adverse effect on the Company.

               2. The Company has full corporate power and authority to enter into the Agreements, and the Agreements have been duly authorized, executed and delivered, and, in the case of the Preferred Stock, issued by the Company, and constitute valid, legal and binding obligations of the Company, and, in the case of the Driscoll Employment Agreement and the Witters Employment Agreement, of Driscoll and Witters respectively,

                                  Exhibit 9-2

Board of Directors
WorldCom Inc.
__________________,1996
page 3

          enforceable in accordance with their respective terms (except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity); the execution, delivery and performance of the Agreements and the consummation of the transactions therein contemplated will not result in breach or violation of any of the terms and provisions of, or constitutes a default under, any applicable statute, rule or regulation, any material agreement or instrument known to me to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's articles of incorporation or by-laws, or any order or decree known to me of any court or governmental agency or body having jurisdiction over the Company or any of its respective properties; and no additional consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, or for the consummation of the transactions contemplated hereby and thereby.

                               Scope of Opinion
                               ----------------

          The foregoing opinions are limited to the laws of the state of Minnesota and the laws of the United States of America, and the opinions given hereunder are limited thereto.

          I express no opinion as to the enforceability of cumulative remedies to the extent such cumulative remedies purport to compensate, or would have the effect of compensating, the party entitled to the benefits thereof in an amount in excess of the actual loss suffered by such party.

          Insofar as this opinion relates to the enforceability of any document or instrument, it is subject to (a) all applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally, (b) judicial limitations on the right of specific performance and other general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law which may affect the remedies provided therein and (c) limitations on the enforceability of any indemnification or contribution provisions thereof as may be limited by federal or state securities laws or other applicable laws.

          In rendering the opinions expressed above, I have relied upon the representation of WCOM set forth in the Investment Agreement, without investigation, that WCOM is an "accredited" investors, as such term is defined under Rule 501(a) of Regulation D under the Securities Act of 1933 (the "1933

                                  Exhibit 9-3